As filed with the Securities and Exchange Commission on March 1, 1999
                                             Registration No. 33-5827
                                                             811-4675


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X
     Pre-Effective Amendment No.

     Post-Effective Amendment No.     12                             X
          and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

                   Amendment No.      13                             X

               (Check appropriate box or boxes.)

                 LEXINGTON GLOBAL INCOME FUND
             -------------------------------------
      (Exact name of Registrant as specified in Charter)

                    Park 80 West Plaza Two
                Saddle Brook, New Jersey  07663
             ------------------------------------
           (Address of principal executive offices)

        Registrant's Telephone Number:  (201) 845-7300

                    Lisa Curcio, Secretary
                 Lexington Global Income Fund
    Park 80 West Plaza Two, Saddle Brook, New Jersey  07663
            ---------------------------------------
            (Name and address of agent for service)

                        With a copy to:
                     Carl Frischling, Esq.
              Kramer Levin Naftalis & Frankel LLP
             919 Third Avenue, New York, NY 10022
             ------------------------------------

It is proposed that this filing will become effective 60 days after filing pursuant to Paragraph (a) of Rule 485.
           ----------------------------------------

The Registrant has registered an indefinite number of shares under the Securities Act of 1933, pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1998 will be filed by March 31, 1999.

                 LEXINGTON GLOBAL INCOME FUND
              REGISTRATION STATEMENT ON FORM N-1A
                     CROSS REFERENCE SHEET


                            PART A

Items in Part A                                         Prospectus
of Form N-1A          Prospectus Caption                Page Number
---------------       ------------------                -----------
  1.                  Cover Page                         Cover Page

  2.                  Synopsis                               *

  3.                  Financial Highlights                  11

  4.                  General Description of Registrant      3

  5.                  Management of the Fund                42

  6.                  Capital Stock and Other Securities    61

  7.                  Purchase of Securities Being Offered  51

  8.                  Redemption or Repurchase              54

  9.                  Legal Proceedings                     *


Note * Omitted since answer is negative or inapplicable

             LEXINGTON GLOBAL INCOME FUND

             STATEMENT OF ADDITIONAL          STATEMENT OF ADDITIONAL
PART B       INFORMATION CAPTION              INFORMATION PAGE NUMBER
------       -----------------------          ----------------------
  10.        Cover Page                               Cover Page

  11.        Table of Contents                        Cover Page

  12.        General Information and History          61 (Part A)

  13.        Investment Objectives and Policies               2

  14.        Management of the Registrant                    22

  15.        Control Persons and Principal Holders           15
             of Securities

  16.        Investment Advisory and Other Services          15

  17.        Brokerage Allocation and Other Practices        13

  18.        Capital Stock and Other Securities         61 (Part A)

  19.        Purchase, Redemption and Pricing of        51, 54 (Part A)
             securities being offered

  20.        Tax Status                                      17

  21.        Underwriters                                15 (Part A)

  22.        Calculation of Yield Quotations on Money          *
             Market Funds

  23.        Financial Statements                             27


PART C
------
             Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.




* Not Applicable

PROSPECTUS [_______, 1999]


                               THE LEXINGTON FUNDS



Domestic Equity   Lexington SmalllCap    Fixed-Income        Precious Metals
Funds             Fund, Inc.             Funds and Money     Funds
                                         Market Funds

Lexington Growth  International and      Lexington GNMA      Lexington Goldfund,
and Income Fund,  Global Funds           Income Fund, Inc.   Inc.
Inc.
                                                             Lexington Silver
                  Lexington Crosby       Lexington Global    Fund, Inc.
                  Small Cap Asia         Income Fund
                  Growth Fund, Inc.

                  Lexington Global       Lexington Money
                  Corporate Leaders      Market Trust
                  Fund, Inc.

                  Lexington
                  International Fund
                  Inc.

                  Lexington
                  Worldwide
                  Emerging Markets
                  Fund, Inc.

                  Lexington Troika
                  Dialog Russia Fund,
                  Inc.



The Securities and Exchange Commission has not approved nor disapproved the shares of any of the Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

                                Table of Contents
[Insert if needed]

                                Table of Contents
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                                                                               3

DOMESTIC EQUITY FUNDS

Lexington Growth and Income Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Growth and Income Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.

Investment Strategy

The Lexington Growth and Income Fund, Inc. ("the Fund") will invest at least 65% of its total assets in common stocks of U.S. companies, which may include senior securities convertible into shares of common stock. The Fund seeks to invest in long-term investments in large, ably managed and well financed companies.

The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


   1989       1990     1991     1992     1993     1994     1995     1996     1997     1998
   ----       ----     ----     ----     ----     ----     ----     ----     ----     ----

  27.56%   -10.27%    24.87%   12.36%   13.22%  -3.11%    22.57%   26.46%   30.36%   21.42%


                    Average Annual Returns Through 12/31/98

Growth & Income Fund                        21.42%         18.90%         15.76%


S & P 500                                   28.72%         24.09%         19.22%
--------------------------------------------------------------------------------
                                            1 Year         5 Year        10 Year

During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 21.95% for the fourth quarter in 1998 and the fund's lowest quarterly return was -14.87% for the third quarter in 1990.
--------------------------------------------------------------------------------

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                                0.63%
Rule 12b-1 Fees                                                                0.25%
Other Fees                                                                     0.28%
Total Fund Operating Expenses                                                  1.16%

Example of Expenses:

This example is intended to help you compare the cost of investing in Lexington Growth and Income Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 Year      3 Years       5 Years        10 Years
                  ------      -------       -------        --------

                  $118.23     $368.48       $638.31        $1,408.96

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington SmallCap Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington SmallCap Fund's principal investment objective is long-term capital appreciation. The Lexington SmallCap Fund will seek to obtain its objective through investment in equity securities and equivalents primarily of domestic companies having market capitalizations of less than $1 billion.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                    1996         1997        1998
                    ----         ----        ----
                   17.50%       10.47%       6.73%


                     Average Annual Returns Through 12/31/98


Small Cap Fund                               6.73%            11.51%

Russell 2000 Index                          -2.55%            11.56%
--------------------------------------------------------------------------------
                                            1 Year        Since Inception
                                                              (1/2/96)
--------------------------------------------------------------------------------

During the three year period shown in the above bar graph chart, the fund's highest quarterly return was 15.04% for the fourth quarter in 1998 and the fund's lowest quarterly return was -11.43% for the fourth quarter in 1997.
--------------------------------------------------------------------------------

Investment Strategy

The Lexington SmallCap Fund, Inc. (the "Fund") will invest at least 90% of its assets in domestic companies having market capitalizations between $20 million and $1 billion at the time of investment. The Fund may invest the remaining 10% of its assets in a similar manner, or in securities of companies with market capitalizations below $20 million, above $1 billion, foreign companies with dollar denominated shares traded in the United States, American Depository Shares or Receipts, real estate investment trusts and cash. The Fund will invest primarily in listed securities or those traded over-the-counter.

In selecting investments for the Fund, Lexington Management Corporation ("the Manager") and the sub-adviser have established a universe of small capitalization stocks that are screened using the sub-adviser's proprietary stock selectivity model. Once the stocks are evaluated and ranked by expected future relative price performance, the adviser and sub-adviser establish both sector and diversification allocations in building the portfolio.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. Also, the Fund's focus on small cap stocks may expose investors to additional risks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small cap stocks, and therefore the Fund, may fluctuate significantly more in value than larger cap stocks and funds that focus on them.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)*
Management Fees                                                                1.00%
Rule 12b-1 Fees                                                                0.25%
Other Fees                                                                     1.67%
Total Fund Operating Expenses                                                  2.92%

* In 1998, 0.33% of the management fee was voluntarily waived by the Adviser, and as a result, net expenses were actually 2.59%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year        3 Years         5 Years            10 Years
                  ------        -------         -------            --------

                  $295.04       $903.65         $1,537.84         $3,242.41

See "Management of the Fund" for more complete descriptions of such costs and expenses.


INTERNATIONAL FUNDS

Lexington Crosby Small Cap Asia Growth Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Crosby Small Cap Asia Growth Fund's investment objective is to seek long-term capital appreciation primarily by investing in equity securities and equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

Investment Strategy

The Lexington Crosby Small Cap Asia Growth Fund (the "Fund") will normally invest at least 65% of its total assets in equity securities of smaller companies in the Asia Region. The Fund will primarily invest in listed securities but may also invest in unlisted securities.

The Fund intends to invest primarily in companies which:

     o    have proven management;
     o    are undervalued and under-researched by the investment community;
     o    are within industry sectors with strong growth prospects; and
     o which have potential investment returns that are superior to the Asian market as a whole.

The Fund may invest 35% of its total assets in:

     o    companies with market capitalizations of $1 billion or more;
     o    companies outside the Asia Region (e.g. Australia or New Zealand);
     o    debt securities; and
     o    other investments.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

         1995       1996         1997        1998
         ----       ----         ----        ----
        -4.39%     25.50%      -42.32%      -19.41%


                     Average Annual Returns Through 12/31/98


Crosby Small Cap Asia Growth Fund           -19.41%          -14.82%

MSCI All Country Far East ex-Japan          -4.83%           -13.21%

EAFE                                        20.33%            10.24%
--------------------------------------------------------------------------------
                                            1 Year        Since Inception
                                                              (7/3/95)
--------------------------------------------------------------------------------

During the four year period shown in the above bar graph chart, the fund's highest quarterly return was 23.43% for the fourth quarter in 1998 and the fund's lowest quarterly return was -41.41% for the fourth quarter in 1997.
--------------------------------------------------------------------------------

The Fund considers the following countries to be in the Asia Region:(1)

    Bangladesh      India           Malaysia        Singapore      Taiwan
    China           Indonesia       Pakistan        Sri Lanka      Thailand
    Hong  Kong      Korea           The Philippines Vietnam

The Fund will normally invest in at least three different countries. The Fund does not intend to invest in Japanese securities.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. The Fund's volatility may be increased by its heavy concentration in emerging Asia markets as they tend to be much more volatile than the U.S. market due to their relative immaturity and instability. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Some emerging Asian countries, such as Malaysia in 1998, have restricted the flow or money into or out of the country. Emerging markets also tend to be less liquid and offer less regulatory protection for investors. Since mid-1997 Asia has faced serious economic problems and disruptions, causing substantial losses for some investors. Also, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as % of offering price)      None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as % of amount redeemed, if applicable)                         None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)*
Management Fees                                                                1.25%
Rule 12b-1 Fees                                                                 None
Other Fees                                                                     1.61%
Total Fund Operating Expenses                                                  2.86%

*In 1998, 0.36% of the management fee was voluntarily waived by the Adviser, as a result net expenses were actually 2.50%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year         3 Years          5 Years            10 Years
          ------         -------          -------           ---------
          $289.06        $885.87          $1,508.50         $3,185.46

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington Global Corporate Leaders Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Global Corporate Leaders Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equivalents of foreign and U.S. companies.

Investment Strategy

The Lexington Global Corporate Leaders Fund, Inc. (the "Fund") normally invests at least 65% of its total assets in a diversified portfolio of blue chip securities that the Manager believes represent "corporate leaders" in their respective industries.

The Fund may invest in the securities of companies and governments of the following regions:

     o    Asia Region (including Japan);
     o    Europe;
     o    Latin America;
     o    Africa;
     o    North America (including U.S. and Canada); and,
     o    Other areas and countries as the Manager may decide from time to time.

The Fund will normally invest in at least three different countries. The Fund intends to select the countries, currencies and companies that provide the greatest potential for long-term growth.

The Fund may invest 35% of its total assets in:

     o    securities of smaller capitalization companies;
     o    debt securities; and
     o    other investments.


--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

   1989       1990     1991     1992     1993    1994    1995     1996     1997    1998
   ----       ----     ----     ----     ----    ----    ----     ----     ----    ----
  18.88%   -16.75%    15.55%  -3.55%    31.88%   1.84%  10.69%   16.43%    6.90%  19.06%

                    Average Annual Returns Through 12/31/98


Global Corporate Leaders Fund        19.06%        10.81%         9.84%

MSCI-World Index                     24.80%        15.77%        10.70%
--------------------------------------------------------------------------------
                                     1 Year        5 Year        10 Year

--------------------------------------------------------------------------------

During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 16.76% for the fourth quarter in 1998 and the fund's lowest quarterly return was -18.32% for the third quarter in 1990.
--------------------------------------------------------------------------------

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movements as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Some foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in these countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                                 1.00%
Rule 12b-1 Fees                                                                 None
Other Fees                                                                      1.12%
Total Fund Operating Expenses                                                   2.12%

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years       5 Years          10 Years
                  ------      -------       -------         --------

                  $215.05     $663.92       $1,139.01        $2,451.76

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

        1994         1995        1996        1997         1998
        ----         ----        ----        ----         ----
        5.87%        5.77%      13.57%       1.61%       19.02%

                     Average Annual Returns Through 12/31/98

International Fund                 19.02%              9.00%

EAFE                               20.33%              9.25%
--------------------------------------------------------------------------------
                                   1 Year              5 Year
--------------------------------------------------------------------------------

During the five year period shown in the above bar graph chart, the fund's highest quarterly return was 17.09% for the fourth quarter in 1998 and the fund's lowest quarterly return was -10.65% for the fourth quarter in 1997.
--------------------------------------------------------------------------------

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington International Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington International Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equivalents of companies outside of the U.S.

Investment Strategy

The Lexington International Fund, Inc. (the "Fund") will invest at least 65% of its total assets in securities and equivalents of companies outside of the U.S. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments.

The Fund does not anticipate concentrating its investments in any particular region.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movement of the markets as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)Exchange Fee           None
30-Day Redemption/Exchange Fe                                                   None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)*
Management Fees                                                                1.00%
Rule 12b-1 Fees                                                                0.25%
Other Fees                                                                     0.50%
Total Fund Operating Expenses                                                  2.25%

*In 1998, 0.50% of the management fee was voluntarily waived by the Adviser, and as a result, net expenses were actually 1.75%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years      5 Years       10 Years
                  ------      -------      -------       --------
                  $228.09     $703.27     $1,204.94     $2,584.93

See "Management of the Fund" for more complete descriptions of such costs and expenses.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                           1996         1997        1998
                           ----         ----        ----
                          -9.01%       67.50%     -82.99%




                     Average Annual Returns Through 12/31/98


Troika Dialog Russia Fund        -82.99%        -40.63%

Moscow Times Index               -79.62%        -30.08%

Russian Trading System Index     -85.15%        -41.79%
--------------------------------------------------------------------------------
                                  1 Year     Since Inception
                                                (7/3/96)

--------------------------------------------------------------------------------

During the three year period shown in the above bar graph chart, the fund's highest quarterly return was 46.00% for the first quarter in 1997 and the fund's lowest quarterly return was -64.89% for the third quarter in 1998.
--------------------------------------------------------------------------------

Lexington Troika Dialog Russia Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Troika Dialog Russia Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies.

Investment Strategy

The Lexington Troika Dialog Russia Fund, Inc. (the "Fund") seeks to achieve its objective by investing at least 65% of its total assets in equity securities of Russian companies. The Fund may invest the other 35% of its total assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economics of the former Soviet Union.

Principal Risks

The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

Additional risks associated with investing in securities of Russian issuers include:

     o The lack of available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards;

     o The extremely volatile and often illiquid nature of the secondary market for Russian securities;

     o A cumbersome share registration system for recording ownership of Russian Securities which may adversely affect a person's ability to prove ownership.

     o The potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)        None
Maximum Deferred Sales Charge (Load)                                                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions           None
Redemption Fee (as a % of amount redeemed, if applicable)                           2.00%
Exchange Fee                                                                        None
30-Day Redemption/Exchange Fee                                                      None
Maximum Account Fee                                                                 None

Annual Fund Operating Expenses (Paid from Fund assets)*
Management Fees                                                                    1.25%
Rule 12b-1 Fees                                                                    0.25%
Other Fees                                                                         1.14%
Total Fund Operating Expenses                                                      2.64%


*In 1998, expenses were reduced by 0.80% as a result of redemption fee proceeds and a voluntary waiver of a portion of the management fee by the Adviser. Net expenses were actually 1.84%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year      3 Years       5 Years       10 Years
            ------      -------       -------       --------
            $471.84     $1,034.90     $1,624.86     $3.225.98

You would pay the following expenses if you did not redeem your shares:

            1 Year      3 Years       5 Years       10 Years
            ------      -------       -------       --------

            $267.12     $820.41       $1,400.12     $2,973.44

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington Worldwide Emerging Markets Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Worldwide Emerging Markets Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equivalents of emerging market companies.

Investment Strategy

The Lexington Worldwide Emerging Markets Fund (the "Fund") will invest at least 65% of its total assets according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

     o Africa: Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

     o Asia: Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand;

     o Europe: Croatia, Cyprus, Czech Republic, Estonia, Finland, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

     o The Middle East: Israel, Jordan, Lebanon, Oman and Turkey;


     o Latin America: Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Mexico, Nicaragua, Peru and Venezuela.

The Manager of the Fund considers an emerging markets company to be any company domiciled in a country emerging market, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country, short-term or medium-term debt securities or other types of securities.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

 1991    1992     1993      1994     1995    1996      1997      1998
 ----    ----     ----      ----     ----    ----      ----      ----
 1.73%   3.77%   63.37%   -13.81%   -5.93%   7.38%   -11.40%   -29.06%


                    Average Annual Returns Through 12/31/98

Worldwide Emerging Markets             -29.06%        -11.36%       -0.76%

MSCI Emerging Markets Free             -25.34%         -9.27%        4.69%

EAFE                                    20.33%          9.25%        9.67%
--------------------------------------------------------------------------------
                                       1 Year         5 Year         Since
                                                                   Inception
                                                                   (6/17/91)
--------------------------------------------------------------------------------

During the eight year period shown in the above bar graph chart, the fund's highest quarterly return was 31.81% for the fourth quarter in 1993 and the fund's lowest quarterly return was -26.18% for the third quarter in 1998.
--------------------------------------------------------------------------------

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                                1.00%
Rule 12b-1 Fees                                                                 None
Other Fees                                                                     0.85%
Total Fund Operating Expenses                                                  1.85%

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remaining the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year      3 Years     5 Years       10 Years
            ------      -------     -------       --------

            $187.91     $581.69     $1,000.66     $2,169.16

See "Management of the Fund" for more complete descriptions of such costs and expenses.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

  1989      1990    1991     1992    1993    1994     1995     1996    1997     1998
  ----      ----    ----     ----    ----    ----     ----     ----    ----     ----
 15.60%     9.23%  15.75%    5.19%   8.06% -2.07%    15.91%    5.71%  10.20%    7.52%

                    Average Annual Returns Through 12/31/98

GNMA Income Fund                         7.52%         7.29%         8.98%

Lehman Brothers Mortgage
Backed Securities Index                  6.96%         7.23%         9.13%
--------------------------------------------------------------------------------
                                        1 Year        5 Year        10 Year


During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 8.88% for the second quarter in 1989 and the fund's lowest quarterly return was -2.42% for the first quarter in 1994.
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

Lexington GNMA Income Fund, Inc.

Risk/Return Summary

Investment Objective

The Lexington GNMA Income Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Investment Strategies

Under normal conditions, the Lexington GNMA Income Fund (the "Fund") will invest at least 80% of the value of its total assets in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates").2 The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S.
Government, including U.S. Treasury securities.

Principal Risks

Through investment in GNMA securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                        0.57%
Rule 12b-1 Fees                                                         None
Other Fees                                                             0.44%
Total Fund Operating Expenses                                          1.01%

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------

                  $103.01     $321.54     $557.85     $1,236.24

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington Global Income Fund

Risk/Return Summary

Investment Objective

The Lexington Global Income Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The Lexington Global Income Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

         1995       1996         1997        1998
         ----       ----         ----        ----
        20.10%     13.33%        5.00%        8.21%

                     Average Annual Returns Through 12/31/98


Global Income Fund                           8.21%            11.51%

Lehman Brothers Global Bond Index           15.33%            10.22%
--------------------------------------------------------------------------------
                                            1 Year            Since Inception
                                                              (1/3/95)
--------------------------------------------------------------------------------
During the four year period shown in the above bar graph chart, the fund's highest quarterly return was 8.76% for the second quarter in 1995 and the fund's lowest quarterly return was -1.41% for the fourth quarter in 1998.

--------------------------------------------------------------------------------

Investment Strategy

The Lexington Global Income Fund (the "Fund") invests in a variety of foreign and domestic high yield, lower rated or unrated debt securities.

The Fund, under normal conditions, invests substantially all of its assets in lower rated or unrated debt securities of domestic companies, companies of developed foreign countries, and companies in countries with emerging markets. The credit quality of the foreign debt securities which the Fund intends to buy is generally equal to U.S. corporate debt securities known as "junk bonds". The debt securities in which the Fund invests consist of bonds, notes, debentures and other similar instruments. The Fund may invest in debt securities issued by foreign governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade or are of comparable quality. The Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.

Principal Risks

Through investment in bonds, the Fund may expose you to certain risks which may cause you to lose money. Junk bonds have a higher risk of default, tend to be less liquid, and may be more difficult to value. The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. Currency and investment risks tend to be higher in emerging markets.

For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page __.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as % of offering price)      None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as % of amount redeemed, if applicable)                         None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)*3
Management Fees                                                                 1.00%
Rule 12b-1 Fees                                                                 0.25%
Other Fees                                                                      0.64%
Total Fund Operating Expenses                                                   1.89%

*In 1998, 0.39% of the management fee was voluntarily waived by the Adviser, and as a result, net expenses were actually 1.50%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years     5 Years       10 Years
                  ------      -------     -------       --------

                  $191.94     $593.91     $1,021.27     $2,211.54

See "Management of the Fund" for more complete descriptions of such costs and expenses.

MONEY MARKET FUNDS

Lexington Money Market Trust

Risk/Return Summary

Investment Objective

The Lexington Money Market Trust's investment objective is to seek as high a level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

Investment Strategy

The Lexington Money Market Trust (the "Fund") will invest in short-term money market instruments that have been rated in one of the two highest rating categories by both S&P and Moody's, both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

The Fund will also insure that its money market instruments average weighted maturities do not exceed 90 days.

Principal Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Mutual Fund Chart and Performance Table

For   information   on  the  Fund's   7-day  yield   please  call  the  Fund  at
1-800-526-0056. You should remember that past performance is not an indication of future performance.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)*
Management Fees                                                0.50%
Rule 12b-1 Fees                                                None
Other Fees                                                     0.55%
Total Fund Operating Expenses                                  1.05%

*In 1998, 0.05% of the management fee was voluntarily waived by the Adviser, and as a result, net expenses were actually 1.00%.

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------

                  $102.00     $318.40     $552.46     $1,224.62

See "Management of the Fund" for more complete descriptions of such costs and expenses.

--------------------------------------------------------------------------------

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

 1989        1990        1991         1992        1993        1994         1995        1996        1997         1998
 ----        ----        ----         ----        ----        ----         ----        ----        ----         ----
23.62%     -20.65%      -6.14%      -20.51%      86.96%      -7.28%       -1.89%       7.84%     -42.98%       -6.39%

--------------------------------------------------------------------------------

                    Average Annual Returns Through 12/31/98

Goldfund                                -6.39%          -12.14%          -3.28%

Gold Bullion                            -0.83%           -6.02%          -3.50%

S&P 500                                 28.72%           24.09%          19.22%
--------------------------------------------------------------------------------

                                        1 Year           5 Year          10 Year

During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 34.36% for the second quarter in 1993 and the fund's lowest quarterly return was -29.07% for the fourth quarter in 1997.
--------------------------------------------------------------------------------

PRECIOUS METAL FUNDS

Lexington Goldfund, Inc.

Risk/Return Summary

Investment Objective

The Lexington Goldfund's investment objective is to attain capital appreciation and such hedge against the loss of buying power as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

Investment Strategy

Under normal conditions the Lexington Goldfund, Inc. (the "Fund") will invest at least 65% of the value of its total assets in gold and the equity securities of companies engaged in mining or processing gold ("gold-related securities"). The Fund may also invest in other precious metals, including platinum, palladium and silver. The Fund intends to invest less than half of the value of its assets in gold and other precious metals. Gold-related securities may include securities of foreign issuers.

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for gold or other precious metals is concentrated in countries that have the potential for instability and the market for gold and other precious metals is widely unregulated. As a result, the price of precious gold and precious metal stocks, and therefore the Fund, may fluctuate significantly.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                                0.92%
Rule 12b-1 Fees                                                                0.25%
Other Fees                                                                     0.57%
Total Fund Operating Expenses                                                  1.74%

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years    5 Years      10 Years
                  ------      -------    -------      --------
                  $176.84     $547.99    $943.74      $2,051.67

See "Management of the Fund" for more complete descriptions of such costs and expenses.

Lexington Silver Fund, Inc.

Risk/Return Summary

Investment Objective

The investment objective of the Lexington Silver Fund, Inc. is to maximize total return on its assets from long-term growth of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies")and in silver bullion .

Investment Strategies

Lexington Silver Fund, Inc. (the "Fund") will seek to achieve its objective through investment in common stocks of established silver-related companies and in silver bullion which have the potential for long-term growth of capital or income, or both. The common stocks of silver-related companies in which the Fund intends to invest may or may not pay dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes and warrants. When the Manager believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing growth and income, substantially increase its holding in debt securities.

The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years.

--------------------------------------------------------------------------------
Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

   1992        1993        1994       1995        1996        1997         1998
   ----        ----        ----       ----        ----        ----         ----
 -19.01%      76.52%      -8.37%     12.37%       2.38%      -8.05%      -29.64%

                    Average Annual Returns Through 12/31/98

Silver Fund                                -29.64%      -7.37%           0.96%

S & P 500                                   28.72%      24.09%          19.51%

Silver Bullion                             -16.51%      -0.43%           3.39%
--------------------------------------------------------------------------------
                                            1 Year          5 Year       Since
                                                                       Inception
                                                                        (1/2/92)

During the seven year period shown in the above bar graph chart, the fund's highest quarterly return was 28.47% for the second quarter in 1993 and the fund's lowest quarterly return was -18.60% for the fourth quarter in 1994.
--------------------------------------------------------------------------------

Principal Risks

Through stock investment, the Fund may expose you to common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for silver is relatively limited, the sources of silver are concentrated in countries that have the potential for instability and the market for silver is widely unregulated. As a result, the price of silver, and therefore the Fund, may fluctuate significantly.

Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from ______ through _______. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases (as a % of offering price)    None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions       None
Redemption Fee (as a % of amount redeemed, if applicable)                       None
Exchange Fee                                                                    None
30-Day Redemption/Exchange Fee                                                  None
Maximum Account Fee                                                             None

Annual Fund Operating Expenses (Paid from Fund assets)
Management Fees                                                          1.00%
Rule 12b-1 Fees                                                          0.00%
Other Fees                                                               1.37%
Total Fund Operating Expenses                                            2.37%

Example of Expenses:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year      3 Years     5 Years       10 Years
                  ------      -------     -------       --------
                  $240.12     $739.46     $1,265.42     $2,706.22

See "Management of the Fund" for more complete descriptions of such costs and expenses.

RISKS OF INVESTING

Risks of Investing in Mutual Funds

The following risks are common to all mutual funds and, therefore,  apply to the
Funds:

     o Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

     o Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

     o Year 2000 Risk. The Fund or its service providers could be disrupted by problems in their computer systems related to the Year 2000.

Risks of Investing in Securities of Small Companies

The following risks apply to all mutual funds that invest in securities of small companies (market value of less than U.S. $1 billion) including Lexington SmallCap Fund, Lexington Crosby Small Cap Asia Growth Fund and Lexington Troika Dialog Russia Fund.

Investing in small companies generally involve greater risk than investing in larger companies for the following reasons, among others:

     o limited product lines;

     o limited markets or financial or managerial resources;

     o their securities may be more susceptible to losses and risks of bankruptcy;

     o their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and,

     o their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

Risks of Investing in Foreign Securities

The following risks apply to all mutual funds that invest in foreign securities including Lexington Crosby Small Cap Asia Growth Fund, Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Global Income Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund.

     o Legal System and Regulation Risk. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

     o Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's Net Asset Value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the Net Asset Value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

     o Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

     o Expropriation Risk. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Risks of Investing in Lower-Quality Debt Securities

The following risks apply to all mutual funds that invest in lower-quality debt securities commonly referred to as "junk bonds" including Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of their securities to make principal and interest payments than with higher-grade debt securities.

Risks of Investing in Securities of Russian Companies

The following risks apply to all mutual funds that invest in securities of Russian companies including Lexington Troika Dialog Russia Fund.

Non-diversified Portfolio

The following risks apply to all mutual funds that are non-diversified investment companies including Lexington Goldfund, Lexington Silver Fund, Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

These Funds may invest an unlimited proportion of their total assets in a single company, which increases risk. However, these Funds intend to comply with diversification requirements of the federal tax law to qualify as regulated investment companies. For more detailed information on the federal tax law diversification requirement, see the tax section of the Fund's Statement of Additional Information.

Precious Metals

The following risks apply to all mutual funds that invest in precious metals including Lexington

Goldfund and Lexington Strategic Silver Fund.

Precious metal investments have the following characteristics:

     o    earn no income;

     o    transaction and storage costs may be higher; and

     o    the Fund will realize gain only with an increase in the market price.

Temporary Defensive Position

When the Funds anticipate unusual market or other conditions, they may temporarily depart from their goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

Management of The Funds

Investment Adviser

Lexington Management Corporation (LMC), a wholly-owned subsidiary of Lexington Global Asset Managers, Inc. ("LGAM"), is the investment adviser to the Lexington Funds. LMC and its predecessor companies, registered investment advisers under the Investment Advisers Act of 1940, as amended, were established in 1938. LMC is located at P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in Lexington Global Asset Managers, Inc., a Delaware corporation. LMC advises private clients as well as the Lexington Funds. LMC supervises and assists in the overall management of the Funds, subject to the oversight by the Board of Directors or Trustees.

Sub- Advisers

Lexington SmallCap Fund. Market Systems Research Advisors, Inc. ("MSR Advisors") is the sub-adviser of Lexington SmallCap Fund. MSR Advisors is located at 80 Maiden Lane, New York, NY 10038. MSR Advisors provides investment advice and management to Lexington SmallCap Fund. MSR is 65% owned by LGAM and 35% owned by Frank A. Peluso, The President and C.E.O. of MSR Advisors. Lexington Crosby Small Cap Asia Growth Fund. Crosby Asset Management (US) Inc. (Crosby) is the sub-adviser of the Lexington Crosby Small Cap Asia Growth Fund. Crosby is located at [52/R] Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Hong Kong. [Crosby is a subsidiary of Crosby Group, Hong Kong.] Crosby manages assets and provides day-to-day investment advice to the Lexington Crosby Small Cap Asia Growth Fund, subject to oversight by the Board of Directors.

Lexington Troika Dialog Russia Fund. Troika Dialog Asset Management (TDAM) is the sub-adviser of Lexington Troika Dialog Russia Fund. TDAM is located at Romanov Pereulok #4, 103875 Moscow, Russia. TDAM provides investment advice and management to Lexington Troika Dialog Russia Fund. [TDAM is a majority owned subsidiary of The Bank of Moscow.]

Lexington Worldwide Emerging Markets Fund. Stratos Advisors, Inc. (Stratos) is the sub-adviser of Lexington Worldwide Emerging Markets Fund. Stratos is located at 20 Exchange Place, 52nd Floor, New York, NY 10005. Stratos provides investment advice and management to Lexington Worldwide Emerging Markets Fund.

Portfolio Managers

Lexington  Growth and Income Fund
Alan H. Wapnick. Please see biography under Lexington Global Corporate Leaders Fund.

Lexington SmallCap Fund

Robert M. DeMichele. Mr. DeMichele is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. Mr. DeMichele is Chairman and Chief Executive Officer of LMC. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Lexington Global Asset Managers, Inc., LMC's parent company. He holds similar offices in other companies owned by Lexington Global Asset Managers, Inc., as well as the Lexington Funds. Prior to joining LMC in 1981, Mr. DeMichele was a Vice President at A.G. Becker, Inc., the securities division of Warburg, Paribus, Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West Coasts. Mr. DeMichele graduated from Union College with a B.A. Degree in Economics and from Cornell University with an M.B.A. in Finance.

Alan H. Wapnick. Please see biography under Lexington Global Corporate Leaders Fund.

Frank A. Peluso. Mr. Peluso is the third of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. He has 35 years investment experience. Mr. Peluso is President and Chief Executive Officer of MSR, the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds. Mr. Peluso graduated from Princeton University and completed a year of post-graduate study at Columbia University, and two years of post-graduate study at Princeton University with a Fellowship in Mathematics.

Lexington Crosby Small Cap Asia Growth Fund
Christina Lam. Ms. Lam is the lead manager on a portfolio management team that manages the Lexington Crosby Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Lexington Crosby Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management. After graduating with a Law Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. In 1987 she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

Lexington Global Corporate Leaders Fund

Richard T. Saler. Mr. Saler is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington Worldwide Emerging Markets Fund. He is the lead manager of an investment management team for Lexington International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has twelve years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler graduated from New York University with a B.S. Degree in Marketing and from New York University's Graduate School of Business Administration with an M.B.A. in Finance.

Philip A. Schwartz, CFA. Mr. Schwartz is also a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington International Fund. Mr. Schwartz is a Vice President at LMC, a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at LMC, and has nine years of investment experience. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. Degrees from Boston University.

Alan H. Wapnick. Mr. Wapnick is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund, Inc. and Lexington SmallCap Fund. Mr. Wapnick is the lead manager for Lexington Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of LMC. Prior to joining LMC in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.& W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received a Master's Degree in Business Administration from Columbia University.

Lexington International Fund

Richard T. Saler. Please see biography under Lexington Global Corporate Leaders Fund.

Phillip A. Schwartz, CFA. Please see biography under Lexington Global Corporate Leaders Fund.

Lexington Worldwide Emerging Markets Fund

Richard T. Saler. Please see biography under Lexington Global Corporate Leaders Fund.

Alfredo M. Viegas. Mr. Viegas is a member of the portfolio management team for Lexington Worldwide Emerging Markets Fund. Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager of Stratos. In 1995, Mr. Viegas established VZB Partners LLC ("VZB"), an offshore investment manager. Mr. Viegas is responsible for corporate analysis and bottom-up research. He has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where the quality of public available information is scarce and direct research is imperative. Prior to VZB, Mr. Viegas was Vice President and Latin American Equity Strategist for emerging markets with Salomon Brothers from 1993 to 1995. From 1991 to 1993, he was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Wesleyan University with a B.A. in Classics and Medieval History.

Mohammed Zaidi. Mr. Zaidi is a member of the Portfolio Management team for the Lexington Worldwide Emerging Markets Fund. Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for fundamental corporate analysis with a particular focus on Asian and Middle Eastern markets as well as the Risk Control Officer. Mr. Zaidi has been a Portfolio Manager at VZB since 1997. Mr. Zaidi was Chief Financial Officer and a Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of the University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from M.I.T. Sloan School of Management.

Lexington Troika Dialog Russia Fund

Richard M. Hisey, C.F.A. Mr. Hisey is Managing Director and Chief Financial Officer of Lexington Management Corporation. He is also the Treasurer and a member of the Board of Directors of the Lexington Family of Mutual Funds. Mr. Hisey is Executive Vice President and Chief Financial Officer of Lexington Global Assets Managers, Inc., the parent company of Lexington Management Corporation. He sits on the Investment Company Institute's Accounting/Treasurers, International and Tax Committees. Mr. Hisey is a portfolio manager and investment strategist for the Lexington Troika Dialog Russia Fund. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Prior to joining Lexington in 1986, Mr. Hisey was a Senior Financial Analyst for Richardson Vicks, Inc. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts in Soviet and eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

Pavel Teplukhin. Dr. Teplukhin is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. He is the President of TDAM, sub-adviser to the Fund. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/Macroeconomics from the London School of Economics. From 1993 to 1996, Dr. Teplukhin was Economic Adviser to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

Ruben Vardanian. Mr. Vardanian is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Vardanian is Chairman of the Board of TDAM. He is Vice

Chairman of the Board of Directors of the Depository Clearing Company. He is a member of the Expert Council of the Federal Securities Commission of Russia and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the Russian capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and with the Emerging Markets Division of Merrill Lynch in New York.

Board of Advisers. The Board of Advisers to the Lexington Troika Dialog Russia Fund is composed of experts in Russian political and economic affairs. The Board of Advisers provides LMC and the Board of Directors with periodic updates on political and macroeconomic conditions and trends in Russia, and their political implication for the overall investment environment in Russia. As a result, LMC and the Board of Directors will be better able to oversee and safeguard the assets of Lexington Troika Dialog Russia Fund.

Lexington GNMA Income Fund

Denis P. Jamison, CFA. Mr. Jamison manages the Lexington GNMA Income Fund, Lexington Money Market Trust and Lexington Global Income Fund. Mr. Jamison is Senior Vice President and Director of Fixed Income Strategy of LMC. Mr. Jamison is responsible for fixed-income portfolio management. He is a member of the New York Society of Security Analysts. Prior to joining LMC in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison graduated from the City College of New York with a B.A. in Economics.

Lexington Global Income Fund

Denis P. Jamison, CFA. Please see biography under Lexington GNMA Income Fund.


Lexington Money Market Trust

Denis P. Jamison, CFA. Please see biography under Lexington GNMA Income Fund.

RoseAnn McCarthy. Ms. McCarthy is a co-manager of the Lexington Money Market Trust. Ms. McCarthy is an Assistant Vice President of LMC. Prior to joining the Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds. Ms. McCarthy is a graduate of Hofstra University with a B.B.A. in Marketing and has an M.B.A. in Finance from Seton Hall University.

Lexington Goldfund

James A. Vail, CFA. Mr. Vail manages the Lexington Goldfund and the Lexington Silver Fund. Mr. Vail is a Vice President of LMC and is responsible for precious metals analysis and portfolio management at LMC. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining LMC in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst. Mr. Vail is a graduate of St. Peter's College with a B.S. and holds an M.B.A. in Finance from Seton Hall University.

Lexington Silver Fund

James A. Vail, CFA. Please see biography under Lexington Goldfund.

SHAREHOLDER INFORMATION

Investment Options
ice is still under construction and will be available soon.

o    Buy, sell or exchange shares by mail.

     Mail buy/sell order(s), investment or redemption instructions and any required payment by check:

     By regular mail:
     State Street Bank and Trust Company
     c/o National Financial Data Services
     Lexington Funds
     1004 Baltimore
     Kansas City, Missouri  64105

o    Buy shares by wiring funds.

     To:  State Street Bank and Trust Company
     ABA #011000028
     Attention:  The Lexington Funds
     For credit to: [shareholder(s) name]
     Shareholder account number:
     [shareholder(s) account number]
     Name of Fund:  [Lexington Fund name]


@(except Lexington Troika Dialog Russia Fund) is $1,000, and the minimum subsequent investment is $50. The minimum initial investment for Lexington Troika Dialog Russia Fund is $5,000. The minimum initial investment for IRAs is $250. Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, they may apply different requirements. All investments must be made in U.S. dollars. We must receive payment from you within three business days of your purchase. In addition, we reserve the right to reject any purchase.

Becoming a Lexington Shareholder

To open a new account:

o By Mail. Send your completed application, with a check payable to The Lexington Funds, to the appropriate address. Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear. Note that if you are investing in a Fixed-Income or Money Market Fund, dividends will not begin to accrue on your account until your check clears.

o By Wire. Call us at 800-526-0056 to let us know that you intend to make your initial investment by wire. Tell us your name and the amount you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions.

     Then request your bank to wire money from your account to the attention of:

     To:  State Street Bank and Trust Company
     ABA #011000028
     Attention:  The Lexington Funds
     For credit to: [shareholder(s) name]
     Shareholder account number:

     [shareholder(s) account number]
     Name of Fund:  [Lexington Fund name]

     Please note that your bank may charge a wire transfer fee.

o By Phone. To make an initial investment by phone, you must have been a current Lexington shareholder in another fund for at least 30 days. Shares for Individual Retirement Accounts (IRAs) may not be purchased by phone. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from your account if we do not receive payment within that time.

Buying Additional Shares

o By Mail. Complete the form at the bottom of any Lexington statement and mail it with your check payable to The Lexington Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number.

o    "Lex-O-Matic" the Automatic Investment Plan:

     A shareholder may make additional  purchases of shares  automatically  on a
     monthly  or   quarterly   basis   with  the   automatic   investing   plan,
     "Lex-O-Matic."

     "Lex-O-Matic" will be established on existing accounts only. You may not use a "Lex-O-Matic" investment to open a new account. The minimum automatic investment amount is $50.

     Your bank must be a member of the Automated Clearing House.

     To establish Lex-O-Matic, attach a voided check (checking account) or preprint ed deposit slip (savings account) from your bank account to your Lexington Account Application or your letter of instruction.

     Investments will automatically be transferred into your Lexington Account from your checking or savings account.

     Investments may be transferred either monthly or quarterly on or about the 15th day of the month.

     You should allow 20 business days for this service to become effective.

     You may cancel your Lex-O-Matic at any time provided that a letter is sent to the Transfer Agent ten days prior to the scheduled investment date. Your request will be processed upon receipt.

By investing in the Lexington Funds, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, along with any dividends and capital gain distributions which are paid in additional shares (see "Dividends and Distributions"). Stock certificates will be issued, upon written request, for full shares of Lexington Funds. Certificates will not be issued for 30 days unless payment is made by certified check, cashier's check or federal funds wire. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates

You may purchase shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with LFD. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by purchasing shares directly from the Lexington Funds.

Exchanging Shares

Shares of the Lexington Funds may be exchanged for shares of equivalent value of any Lexington Fund. If an exchange involves investing in a Lexington Fund not already owned, the dollar amount of the exchange must meet the minimum initial investment amount. An exchange will result in a recognized gain or loss for income tax purposes. Exchanges of over $500,000 will take three days to complete.

You may make exchange requests in writing or by telephone. Telephone exchanges may only be made if you have completed a Telephone Authorization form. Telephone exchanges may not be made within 7 days of a previous exchange.

The minimum exchange required is $500 unless a new account is being established.

Telephone exchanges may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

Any new account established by a shareholder will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same dividend option as the account from which the shares are transferred.

Minimum Account Balances

Due to the costs of maintaining small accounts, we require a minimum combined account balance of [$1,000]. If your account balance falls below that amount for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

Redeeming Your Shares

The Funds will redeem all or any portion of your outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three days after receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below.

A 2% redemption fee will be charged on the redemption of shares of the Lexington Troika Dialog Russia Fund held less than 365 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.

Redeeming by Written Instruction

Write a letter giving your name, account number, the name of the fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

Signature-guarantee your letter if you want the redemption proceeds to go to a party other than the account owner(s), your predesignated bank account or if the dollar amount of the redemption exceeds $25,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stockbroker, a savings association or national securities exchange. Contact the Transfer Agent for more information.

     If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Transfer Agent and the effective date of redemption will be the date received by the Transfer Agent. Checks for redemption proceeds will normally be mailed within three business days. Shareholders who redeem all their shares will receive a check representing the value of the shares redeemed plus the accrued dividends through the date of redemption. Where shareholders redeem only a portion of their shares, all dividends declared but unpaid will be distributed on the next dividend payment date.

Redeeming by Telephone

o Shares of the Fund may be redeemed by telephone. Call the Fund toll free at 1-800-526-0056.

o [A redemption authorization and signature guarantee must be given before a shareholder may redeem by telephone. A redemption authorization form is contained in the New Account Application and authorization forms may be obtained by calling the Funds.]

o Telephone redemption privileges may be cancelled by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

o    Exchange by telephone.

Redeeming by Check

o    Check writing is available on the Money Market Trust at no charge.

o The minimum amount per check is $100 or more up to $500,000. Checks for less than $100 or over $500,000 will not be honored.

o All checks require only one signature unless otherwise indicated. Checks will be returned to you at the end of each month.

o Redemption checks are free, but a charge of $15.00 may be imposed for any stop payments requested.

o    Redemption checks should not be used to close your account.

o Redemption by check are available for shares for which share certificates have not been issued, and may not be used to redeem shares purchased by check which have been on the books of the Fund for less than 15 days.

Systematic Withdrawal Plan

Under a Systematic Withdrawal Plan, a shareholder with an account value of $10,000 or more in a fund may receive (or have sent to a third party) periodic payments (by check or wire). If the proceeds are to be mailed to a third party a signature guarantee is required. The minimum payment amount is $100 from each fund account. Payments may be made either monthly or quarterly on the 1st of each month. Depending on the form of payment requested, shares will be redeemed up to five business days before the redemption proceeds are scheduled to be received by the shareholder. The redemption will result in the recognition of gain or loss for income tax purposes.

How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. The net asset value of each fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of each fund's total net assets by the total number of that fund's shares then outstanding.

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Boards, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even without any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a fund's net asset value.

Money Market Funds. The price of Money Market Funds is determined at 12 noon Eastern time on most business days. If we receive your order by that time, your shares will priced at the NAV calculated at noon that day. If we receive your order after 12 noon Eastern time, you will pay the next price we determined after receiving your order.

Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollars value of foreign-denominated securities, even if their market prices do not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities - and its price -may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

Bank Holidays. On bank holidays we will not calculate the price of the Fixed-Income and Money Market Funds, even if the NYSE is open that day. Shares in these Funds will be sold at the next NAV we determine after receipt of your order.

Dividends and Capital Gains Distributions

Each Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

o    You are not guaranteed any distributions.

o The Board of Directors has discretion in determining the amount and frequency of the dis tributions.

o Unless you request cash distributions in writing, all dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' account.

Distributions Affect NAV.

o    The Funds will pay distributions as of the record date.

o Dividends and capital gains waiting distribution are included in each Fund's daily NAV.

Buying a Dividend. If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution when the distribution is made.

Taxes

     Each Fund intends to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. The following statements apply with respect to each Fund:

o Ordinary dividends from the Fund are taxable as ordinary income and dividends from the Fund's long-term capital gains are taxable as capital gain.

o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

o Dividends from the Lexington GNMA Income Fund, Inc. that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. the extent to which ordinary dividends are attributable to U.S. Government obligations will be provided on the tax tax statements you receive from the Fund.

o Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

o We will mail you tax statements annually showing the amounts and tax status of the distributions you received.

o When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss. However, as long as Lexington Money Market Trust's NAV per share does not deviate from $1.00, there will be no gain or loss.

o Under certain circumstances, a Fund may be in a position to "pass-through" to you the right to a credit or deduction for foreign taxes paid by the Fund.

oBecause your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

oYou  should  review  the  more  detailed   discussion  of  federal  income  tax
considerations in the Statement of Additional Information, which is available for free by calling 1-800-526-0056.

***We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.***

DISTRIBUTION OF FUND'S SHARES

Distribution Plan. The following Funds have adopted a plan under Rule 12b-1 for the sale and distribution of shares:

o    Lexington Goldfund;
o    Lexington Growth and Income Fund;
o    Lexington International Fund;
o    Lexington Global Income Fund;
o    Lexington SmallCap Fund;
o    Lexington Troika Dialog Russia Fund; and
o    Lexington Worldwide Emerging Markets Fund.

Under the distribution plan, the Funds may pay fees up to 0.25% of their average daily net assets for distribution services.

Shareholder Servicing Agreements. The Funds may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents to provide various services to shareholders as follows:

o Each Agent receives fees up to 0.25% of the average daily net assets of the Fund.
o LMC may pay additional fees from its past profits, at no additional costs to the Funds.
o    Each Agent may waive all or a portion of the fees.
o If a Fund has a distribution plan, the Agents will receive fees of up to 0.25% of the average daily assets from the distribution plan in addition to amounts received for shareholder ser vicing.

                                                                                                        DOMESTIC EQUITY FUNDS
                                                            ========================================================================
                                                                                     Growth and Income Fund
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                 1998           1997            1996            1995         1994
                                                            ----------------------------------------------------------------------
Net asset value, beginning of period                          $20.27         $18.56          $15.71          $14.36         $16.16
Net investment income (loss)                                    0.01           0.05            0.07            0.22           0.17
Net realized and unrealized gain (loss) from investment
operations                                                      4.29           5.46            4.08            3.00          (0.68)
Total income (loss) from investment operations                  4.30           5.51            4.15            3.22          (0.51)
Less distributions:
         Distributions from net investment income                             (0.07)          (0.13)          (0.22)         (0.16)
         Distribution in excess of net investment income        --             --              --              --             --
         Distributions from net realized gains                 (2.66)         (3.73)          (1.17)          (1.65)         (0.91)
         Distribution in excess of net realized gains           --             --              --              --            (0.22)
Total distributions                                            (2.66)         (3.80)          (1.30)          (1.87)         (1.29)
Net asset value, end of period                                $21.91         $20.27          $18.56          $15.71         $14.36
Total return                                                   21.42%         30.36%          26.46%          22.57%         (3.11)%

Ratios/Supplemental Data
Net asset, end of period (thousands)                        $245,790       $228,037        $200,309        $138,901       $124,829
Ratio of expenses to average net assets, before
reimbursement or waiver                                         1.16%          1.17%           1.13%           1.09%          1.15%
Ratio of expenses to average net assets, net of
reimbursement or waiver                                         1.16%          1.17%           1.13%           1.09%          1.15%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                  0.06%          0.21%           0.43%           1.38%          1.06%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  0.06%          0.21%           0.43%           1.38%          1.06%
Portfolio Turnover Rate                                        63.20%         88.15%         101.12%         159.94%         63.04%


                                                           ===========================================
                                                                        SmallCap Fund
                                                             --------------------------------------
PER SHARE OPERATING PERFORMANCE                               1998          1997          1996(a)
                                                             --------------------------------------
Net asset value, beginning of period                         $11.39        $11.73        $10.00
Net investment income (loss)                                  (0.02)        (0.19)        (0.18)
Net realized and unrealized gain (loss) from investment
operations                                                     0.75          1.41          1.94
Total income (loss) from investment operations                 0.73          1.22          1.76
Less distributions:
         Distributions from net investment income              --            --            --
         Distribution in excess of net investment income       --            --            --
         Distributions from net realized gains                (0.22)         --            --
         Distribution in excess of net realized gains          --            --            --
Total distributions                                           (0.22)        (1.56)        (0.03)
Net asset value, end of period                               $11.56        $11.39        $11.73
Total return                                                   6.73%        10.47%        17.50%

Ratios/Supplemental Data
Net asset, end of period (thousands)                         $8,172        $9,565        $8,061
Ratio of expenses to average net assets, before
reimbursement or waiver                                        2.92%         2.57%         3.04%
Ratio of expenses to average net assets, net of
reimbursement or waiver                                        2.59%         2.57%         2.48%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                (2.00)%       (1.78)%       (2.34)%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                (1.67)%       (1.78)%       (1.78)%
Portfolio Turnover Rate                                      145.94%        39.09%        60.92%

                                                                        GLOBAL AND INTERNATIONAL FUND
                                                           ===========================================================
                                                                           Small Cap Asia Growth Fund
                                                            ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                               1998           1997           1996            1995(b)
                                                            ---------------------------------------------------------
Net asset value, beginning of period                          $7.06         $12.24          $9.76          $10.00
Net investment income (loss)                                   --            (0.05)         (0.05)           0.02
Net realized and unrealized gain (loss) from investment
operations                                                    (1.37)         (5.13)         (2.54)          (0.24)
Total income (loss) from investment operations                (1.37)         (5.18)          2.49           (0.22)
Less distributions:
         Distributions from net investment income              --             --             --             (0.02)
         Distribution in excess of net investment income       --             --            (0.01)           --
         Distributions from net realized gains                 --             --             --              --
         Distribution in excess of net realized gains          --             --             --              --
Total distributions                                            --             --            (0.01)          (0.02)
Net asset value, end of period                                $5.69          $7.06         $12.24           $9.76
Total return                                                 (19.41)%       (42.32)%        25.50%          (4.39)%*

Ratios/Supplemental Data
Net asset, end of period (thousands)                        $18,278        $13,867        $23,796          $8,936
Ratio of expenses to average net assets, before
reimbursement or waiver                                        2.86%          2.30%          2.64%           3.51%*
Ratio of expenses to average net assets, net of
reimbursement or waiver                                        2.50%          2.30%          2.42%           1.75%*
Ratio of net investment income to average net assets,
before reimbursement or waiver                                (0.57)%        (0.32)%        (0.86)%         (1.24)%*
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                (0.21)%        (0.32)%        (0.64)%          0.52%*
Portfolio Turnover Rate                                      193.48%        187.41%        176.49%          40.22%*

*    Annualized

(a)  Small Cap Fund commenced operations on January 2, 1996

(b)  Small Cap Asia Growth Fund commenced operations on July 3, 1995

40                                                                            41

                                                              ======================================================================
                                                                                Global Corporate Leaders Fund
                                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                 1998           1997           1996           1995           1994
                                                              ---------------------------------------------------------------------
Net asset value, beginning of period                           $10.59         $11.28         $11.32         $11.17         $13.51
Net investment income (loss)                                     0.99           0.03           0.01           0.09           0.02
Net realized and unrealized gain (loss) from investment
operations                                                       1.02           0.73           1.84           1.10           0.23
Total income (loss) from investment operations                   2.01           0.76           1.85           1.19           0.25
Less distributions:
         Distributions from net investment income               (0.80)         (0.09)         (0.16)         (0.29)          --
         Distributions in excess of net investment income        --             --             --            (0.13)          --
         Distributions from net realized gains                  (2.34)         (1.36)         (1.73)         (0.62)         (2.46)
         Distributions in excess of net realized gains           --             --             --             --            (0.13)
Total distributions                                             (3.14)         (1.45)         (1.89)         (1.04)         (2.59)
Net asset value, end of period                                  $9.46         $10.59         $11.28         $11.32         $11.17
Total return                                                   $19.06%          6.90%         16.43%         10.69%          1.84%

Ratios/Supplemental Data
Net assets, end of period (thousands)                         $17.803        $35,085        $37,223        $53,614        $67,392
Ratio of expenses to average net assets, before
reimbursement or waiver                                          2.12%          1.75%          1.90%          1.67%          1.61%
Ratio of expenses to average net assets, net of
reimbursement or waiver                                          2.12%          1.75%          1.90%          1.67%          1.61%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                  (0.06)%         0.23%          0.11%          0.48%          0.14%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  (0.06)%         0.23%          0.11%          0.48%          0.14%
Portfolio Turnover Rate                                        137.33%        177.48%        128.05%        166.35%         83.40%

                                                           =======================================================================
                                                                                 International Fund
                                                           -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                               1998           1997           1996           1995           1994
                                                           -----------------------------------------------------------------------
Net asset value, beginning of period                         $10.10         $10.86         $10.60         $10.37         $10.000
Net investment income (loss)                                   0.17           0.07          (0.02)         (0.01)         (0.08)
Net realized and unrealized gain (loss) from investment
operations                                                      174           0.10           1.45           0.61           0.67
Total income (loss) from investment operations                 1.91           0.17           1.43           0.60           0.59
Less distributions:
         Distributions from net investment income             (0.06)         (0.13)         (0.20)          --             --
         Distributions in excess of net investment income      --             --             --            (0.35)          --
         Distributions from net realized gains                (0.34)         (0.80)         (0.97)         (0.02)         (0.10)
         Distributions in excess of net realized gains         --             --             --             --            (0.12)
Total distributions                                           (0.40)         (0.93)         (1.17)         (0.37)         (0.22)
Net asset value, end of period                               $11.61         $10.10         $10.86         $10.60         $10.37
Total return                                                  19.02%          1.61%         13.57%          5.77%          5.87%

Ratios/Supplemental Data
Net assets, end of period (thousands)                       $24,000        $19,949        $18,891        $17,855        $17,843
Ratio of expenses to average net assets, before
reimbursement or waiver                                        2.25%          2.15%          2.45%          2.46%          2.39%
Ratio of expenses to average net assets, net of
reimbursement or waiver                                        1.75%          1.75%          2.45%          2.46%          2.39%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                (0.16)%         0.13%         (0.39)%        (0.12)%        (0.94)%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                 0.35%          0.53%         (0.39)%        (0.12)%        (0.94)%
Portfolio Turnover Rate                                     143,67%         122.56%        113.55%        137.72%        100.10%


42                                                                            43

                                                             =======================================================================
                                                                                       Global Income Fund
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                 1998           1997           1996           1995           1994
                                                             -----------------------------------------------------------------------
Net asset value, beginning of period                           $10.58         $11.22         $10.75          $9.80         $10.95
Net investment income (loss)                                     0.90           1.04           1.01           0.96           0.46
Net realized and unrealized gain (loss) from investment
operations                                                      (0.07)         (0.50)          0.36           0.95          (1.16)
Total income (loss) from investment operations                  (0.83)          0.54           1.37           1.91          (0.70)
Less distributions:
         Distributions from net investment income               (0.87)         (0.91)         (0.86)         (0.96)         (0.45)
         Distributions in excess of net investment income        --             --             --             --             --
         Distributions from net realized gains                  (0.18)         (0.27)         (0.04)          --             --
         Distributions in excess of net realized gains           --             --             --             --             --
Total distributions                                             (1.05)         (1.18)         (0.90)         (0.96)         (0.45)
Net asset value, end of period                                 $10.36         $10.58         $11.22         $10.75          $9.80
Total return                                                     8.21%          5.00%         13.33%         20.10%         (6.52)%

Ratios/Supplemental Data
Net assets, end of period (thousands)                         $36,407        $23,668        $29,110        $12,255        $10,351
Ratio of expenses to average net assets, before
reimbursement or waiver                                          1.89%          2.17%          2.33%          3.07%          1.80%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                   1.50%          1.50%          1.50%          2.75%          1.50%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                  10.99%          8.99%          9.49%          9.48%          4.18%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  11.38%          9.66%         10.32%          9.80%          4.48%
Portfolio Turnover Rate                                         45.26%        117.94%         71.84%        164.72%         10.20%

                                                            ===========================================
                                                                          Russia Fund
                                                            -------------------------------------------
PER SHARE OPERATING PERFORMANCE                                1998            1997           1996(c)
                                                            -------------------------------------------
Net asset value, beginning of period                          $17.50          $11.24         $12.12
Net investment income (loss)                                    0.15           (0.01)         (0.05)
Net realized and unrealized gain (loss) from investment
operations                                                    (14.70)           7.57          (0.51)
Total income (loss) from investment operations                (14.55)           7.56          (0.56)
Less distributions:
         Distributions from net investment income              (0.07)           --             --
         Distributions in excess of net investment income       --              --             --
         Distributions from net realized gains                 (0.24)          (1.30)         (0.32)
         Distributions in excess of net realized gains          --              --             --
Total distributions                                            (0.31)          (1.30)         (0.32)
Net asset value, end of period                                 $2.64%         $17.50         $11.24
Total return                                                  (82.99%)         67.50%         (9.01)%*

Ratios/Supplemental Data
Net assets, end of period (thousands)                        $19.147        $137,873        $13,846
Ratio of expenses to average net assets, before
reimbursement or waiver                                         2.64%         2.89%#        5.07%*#
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  1.84%         1.85%#        2.65%*#
Ratio of net investment income to average net assets,
before reimbursement or waiver                                  0.57%       (1.14)%#      (3.69)%*#
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  1.36%       (0.11)%#      (1.27)%*#
Portfolio Turnover Rate                                        65.76%          66.84%        115.55%

                                                            ==========================================================
                                                                         Worldwide Emerging Markets Fund
                                                            ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                1997            1996            1995            1994
                                                            ----------------------------------------------------------
Net asset value, beginning of period                          $11.49          $10.70          $11.47          $13.96
Net investment income (loss)                                    0.01            --              0.08           (0.01)
Net realized and unrealized gain (loss) from investment
operations                                                     (1.32)           0.79           (0.76)          (1.92)
Total income (loss) from investment operations                 (1.31)           0.79           (0.68)          (1.93)
Less distributions:
         Distributions from net investment income               --              --             (0.08)           --
         Distributions in excess of net investment income       --              --             (0.01)           --
         Distributions from net realized gains                  --              --              --             (0.47)
         Distributions in excess of net realized gains          --              --              --             (0.09)
Total distributions                                             --              --             (0.09)          (0.56)
Net asset value, end of period                                $10.18          $11.49          $10.70          $11.47
Total return                                                  (11.40)%          7.38%          (5.93)%        (13.81)%

Ratios/Supplemental Data
Net assets, end of period (thousands)                       $137,686        $254,673        $265,544        $288,581
Ratio of expenses to average net assets, before
reimbursement or waiver                                         1.82%           1.76%           1.88%           1.65%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  1.82%           1.76%           1.88%           1.65%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                  0.09%          (0.01)%          0.70%          (0.06)%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                  0.09%          (0.01)%          0.70%          (0.06)%
Portfolio Turnover Rate                                       112.05%          86.26%          92.85%          79.56%

*    Annualized

#    (before, or net of) reinbursement or waiver or redemption fee proceeds.

(c) The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.



44                                                                            45

                                                                                      PRECIOUS METALS FUNDS
                                                               ====================================================================
                                                                                            Goldfund
                                                               --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                 1998           1997            1996            1995            1994
                                                               --------------------------------------------------------------------
Net asset value, beginning of period                           $3.24          $5.97           $6.24           $6.37           $6.90
Net investment income (loss)                                    --             --              0.02            --              0.03
Net realized and unrealized gain (loss) from investment
operations                                                     (0.21)         (2.52)           0.50           (0.12)          (0.53)
Total income (loss) from investment operations                 (0.21)         (2.52)           0.52           (0.12)          (0.50)
Less distributions:
         Distributions from net investment income               --            (0.21)          (0.79)          (0.01)          (0.03)
         Distributions in excess of net investment income                                      --              --              --
         Distributions from net realized gains                  --             --              --              --              --
         Distributions in excess of net realized gains          --             --              --              --              --
Total distributions
Net asset value, end of period                                  3.03          $3.24           $5.97           $6.24           $6.37
Total return                                                   (6.39)%       (42.98)%          7.84%          (1.89)%          7.28%

Ratios/Supplemental Data
Net assets, end of period (thousands)                         50.841        $53,707        $109,287        $135,779        $159,435
Ratio of expenses to average net assets,
 before reimbursement or waiver                                 1.74%          1.65%           1.60%           1.70%           1.54%
Ratio of expenses to average net assets,
 net of reimbursement or waiver                                 1.74%          1.65%           1.60%           1.70%           1.54%
Ratio of net investment income to average net assets
, before reimbursement or waiver                                0.08%          0.17%          (0.32)%          0.07%           0.50%
Ratio of net investment income to average net assets,
 net of reimbursement or waiver                                 0.08%          0.17%          (0.32)%          0.07%           0.50%
Portfolio Turnover Rate                                        28.93%         38.32%          31.04%          40.41%          23.77%

                                                                                      PRECIOUS METALS FUNDS
                                                            =======================================================================
                                                                                            Silver Fund
                                                            -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                 1998(d)     1998(e)      1997(e)     1996(e)     1995(e)   1994(e)
                                                            -----------------------------------------------------------------------
Net asset value, beginning of period                           $3.26       $3.95        $4.46       $4.00       $3.92     $3.52
Net investment income (loss)                                   (0.01)      (0.02)       (0.04)      (0.03)      (0.03)    (0.02)
Net realized and unrealized gain (loss) from investment
operations                                                     (0.52)      (0.66)       (0.43)       0.51        0.11      0.42
Total income (loss) from investment operations                 (0.53)      (0.68)       (0.47)       0.48        0.08      0.04
Less distributions:
         Distributions from net investment income               --          --           --          --          --        --
         Distributions in excess of net investment income       --         (0.01)       (0.04)      (0.02)       --        --
         Distributions from net realized gains                  --          --           --          --          --        --
         Distributions in excess of net realized gains          --          --           --          --          --        --
Total distributions
Net asset value, end of period                                 $2.73       $3.26        $3.95       $4.46       $4.00     $3.92
Total return                                                  (16.26)%*   (17.32)%     (10.76)%     12.02%       2.04%    11.36%

Ratios/Supplemental Data
Net assets, end of period (thousands)                        $25,560     $34,921      $42,035     $73,945     $65,517   $49,499
Ratio of expenses to average net assets,
 before reimbursement or waiver                                 2.37%*      1.90%        1.96%       1.73%       1.82%     1.84%
Ratio of expenses to average net assets,
 net of reimbursement or waiver                                 2.37%*      1.90%        1.96%       1.73%       1.82%     1.84%
Ratio of net investment income to average net assets
, before reimbursement or waiver                               (0.61)%*    (0.54)%      (0.78)%     (0.72)%     (0.83)%   (0.82)%
Ratio of net investment income to average net assets,
 net of reimbursement or waiver                                (0.61)%*    (0.54)%      (0.78)%     (0.72)%     (0.83)%   (0.82)%
Portfolio Turnover Rate                                         5.68%*     28.78%       18.76%      44.30%      44.22%     5.28%

*    Annualized

(d) Six month period ended December 31, 1998. The Fund changed its fiscal year-end from June 30th to December 31st.

(e)  Fiscal year-end June 30th.


46                                                                            47

                                                                                     FIXED INCOME FUNDS AND
                                                            ======================================================================
                                                                                        GNMA Income Fund
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                  1998          1997            1996            1995          1994
                                                            ----------------------------------------------------------------------
Net asset value, beginning of period                            $8.40         $8.12           $8.19           $7.60         $8.32
Net investment income (loss)                                     0.48          0.51            0.53            0.58          0.55
Net realized and unrealized gain (loss) from investment
operations                                                       0.13          0.29           (0.08)           0.59         (0.72)
Total income (loss) from investment operations                   0.61          0.80            0.45            1.17         (0.17)
Less distributions:
         Distributions from net investment income               (0.48)        (0.52)          (0.52)          (0.58)        (0.55)
         Distributions in excess of net investment income        --            --              --              --            --
         Distributions from net realized gains                   --            --              --              --            --
         Distributions in excess of net realized gains           --            --              --              --            --
Total distributions                                             (0.48)        (0.52)          (0.52)          (0.58)        (0.55)
Net asset value, end of period                                  $8.53         $8.40           $8.12           $8.19         $7.60
Total return                                                     7.52%        10.20%           5.71%          15.91%        (2.07)%

Ratios/Supplemental Data
Net assets, end of period (thousands)                        $273.591      $158,071        $133,777        $130,681      $132,108
Ratio of expenses to average net assets,
before reimbursement or waiver                                   1.01%         1.01%           1.05%           1.01%         0.98%
Ratio of expenses to average net assets,
net of  reimbursement or waiver                                  1.01%         1.01%           1.05%           1.01%         0.98%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                   5.85%         6.28%           6.56%           7.10%         6.90%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                   5.85%         6.28%           6.56%           7.10%         6.90%
Portfolio Turnover Rate                                         54.47%       134.28%         128.76%          30.69%        37.15%

                                                                                       MONEY MARKET FUNDS
                                                            ======================================================================
                                                                                       Money Market Trust
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                  1998          1997            1996            1995          1994
                                                            ----------------------------------------------------------------------
Net asset value, beginning of period                             $100         $1.00           $1.00           $1.00         $1.00
Net investment income (loss)                                   0.0455        0.0458          0.0441          0.0495        0.0330
Net realized and unrealized gain (loss) from investment
operations                                                       --            --              --              --            --
Total income (loss) from investment operations                 0.0455        0.0458          0.0441          0.0495        0.0330
Less distributions:
         Distributions from net investment income               0.455        0.0458          0.0441          0.0495        0.0330
         Distributions in excess of net investment income        --            --              --              --            --
         Distributions from net realized gains                   --            --              --              --            --
         Distributions in excess of net realized gains           --            --              --              --            --
Total distributions                                            0.0455        0.0458          0.0441          0.0495        0.0330
Net asset value, end of period                                   $100         $1.00           $1.00           $1.00         $1.00
Total return                                                     4.65%         4.68%           4.50%           5.06%         3.35%

Ratios/Supplemental Data
Net assets, end of period (thousands)                         $87,488       $95,149         $97,526         $88,786      $111,805
Ratio of expenses to average net assets,
before reimbursement or waiver                                   1.05%         1.04%           1.04%           1.08%         1.02%
Ratio of expenses to average net assets,
net of  reimbursement or waiver                                  1.00%         1.00%           1.00%           1.00%         1.00%
Ratio of net investment income to average net assets,
before reimbursement or waiver                                   4.51%         4.55%           4.37%           4.87%         3.30%
Ratio of net investment income to average net assets,
net of reimbursement or waiver                                   4.56%         4.58%           4.41%           4.95%         3.32%
Portfolio Turnover Rate                                          --            --              --              --            --


48                                                                            49

Statement of Additional Information

The  Statement  of  Additional   Information  (SAI)  provides  a  more  complete
discussion about the Lexington Funds and is incorporated by reference, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports

The annual and semi-annual reports to shareholders have more information about each Lexington Fund's investments, including a discussion about the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Reviewing or Obtaining Additional Information You may obtain a copy of the SAI and the annual and semi-annual reports (free of charge) by contacting a broker-dealer or other financial intermediaries that sell the Fund's shares or by writing or calling:

                  THE LEXINGTON FUNDS
                  P.O. Box 1515
                  Park 80 West Plaza Two
                  Saddle Brook, New Jersey  07663
                  Attn: Shareholder Services
                  Tel: (800) 526-0056 or (201) 845-7300.

You may also obtain a copy of the SAI and the annual and semi-annual reports (for a fee) by contacting the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., telephone 800-SEC-0330. You may also obtain this information by visiting the SEC's Worldwide Website at http://www.sec.gov.

Investment Company Act File No. 811-_______.

                          LEXINGTON GLOBAL INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999


    This statement of additional information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Global Income Fund (the "Fund"), dated May 1, 1998 as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515, Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

                               Shareholder Services: -1-800-526-0056
           Institutional/Financial Adviser Services: -1-800-367-9160
                        24-Hour Account Information: -1-800-526-0052

Lexington Management Corporation ("LMC") serves as the Fund's Investment Adviser. Lexington Funds Distributor, Inc. ("LFD") serves as the Fund's Distributor.

                                TABLE OF CONTENTS

                                                                           Page
Investment Objective and Policies .........................................   2

Derivative Instruments: Options, Futures and Forward Currency Strategies ..   4

Risk Factors ..............................................................  10

Investment Restrictions ...................................................  12

Portfolio Transactions ....................................................  13

Valuation of Fund Shares ..................................................  14

Investment Adviser, Distributor and Administrator .........................  15

Tax Matters ...............................................................  18

Distribution Plan .........................................................  23

Custodian, Transfer Agent and Dividend Disbursing Agent ...................  23

Management of the Fund ....................................................  23

Investment Return Information .............................................  26

Other Information .........................................................  27

Appendix A ................................................................ A-1

Appendix B ................................................................ B-1

Financial Statements ......................................................  28

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund seeks high current income. Capital appreciation is a secondary objective. The Fund is a non-diversified open-end management investment company. The Fund, under normal circumstances, invests substantially all of its assets in debt securities of issuers in the United States, developed foreign countries and emerging markets. For purposes of its investment objective, the Fund considers an emerging country to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Fund may also invest in debt securities traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by LMC based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market debt securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Fund's assets would be invested in securities traded on such markets, although such a situation is unlikely at present.

    Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, LMC currently intends to consider investments only in those countries in which it believes investing is feasible and does not involve such risks. The list of acceptable countries will be reviewed by LMC and approved by the Board of Trustees on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. (See Appendix B in the Prospectus.)


Selection of Debt Investments

    LMC is the investment manager of the Fund. In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, LMC ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies
influencing business   conditions;   the   outlook   for currency relationships;
and the range of the individual investment opportunities available to international investors.

    Although the Fund values assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    The Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity)
denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.


Samurai and Yankee Bonds

    Subject to its respective fundamental investment restrictions, the Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.


Commercial Bank Obligations

    For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respect from those of investments in obligations of domestic issuers. Although the Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.


Repurchase Agreements, Reverse Repurchase Agreements and Roll Transactions

    Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and broker/dealers believed by LMC to present minimal credit risks in accordance with guidelines approved by the Fund's Board of Trustees. LMC will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, LMC's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies and other relevant factors.

    The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow the immediate resale of such collateral. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.

    The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Fund also may engage in "roll" borrowing transactions which involve the Fund's sale of fixed income securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. The Fund will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid, high grade debt securities in an amount sufficient to cover its obligation under "roll" transactions and reverse repurchase agreements.


Borrowing

    The Fund is prohibited from borrowing money in order to purchase securities. The Fund may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.


Short Sales

    The Fund is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. The Fund only may make short sales "against the box." In this type of short sale, at the time of the sale, the Fund owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

    In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Fund could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

    The Fund might make a short sale "against the box" in order to hedge against market risks when LMC believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. There will be certain additional transaction costs associated with short sales "against the box," but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

 Illiquid Securities

    The Fund may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

    With respect to liquidity determinations generally, the Fund's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to LMC in accordance with procedures approved by the Fund's Board of Trustees. LMC takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security;
(ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). LMC will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board of Trustees.


    DERIVATIVE INSTRUMENTS: OPTIONS, FUTURES AND FORWARD CURRENCY STRATEGIES

Writing Covered Call Options

    The Fund may write (sell) covered call options. Covered call options generally will be written on securities and currencies which, in the opinion of LMC are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

    A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. LMC, and the Fund believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the Fund will not do.

    Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. When writing a covered call option, the Fund in return for the premium gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's fundamental investment policy which limits the pledging or mortgaging of its assets.

    The premium which the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, LMC will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the net asset value per share of the Fund is computed at the close of regular trading on the NYSE (currently, 4:00 Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

    Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

    The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

    Call options written by the Fund normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

    The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.


Writing Covered Put Options

    The Fund may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

    The Fund would write put options only on a covered basis, which means that the Fund would either (i) set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Fund. The Fund generally would write covered put options in circumstances where LMC wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

Purchasing Put Options

    The Fund may purchase put options. As the holder of a put option, the Fund would have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

    The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when LMC deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency eventually is sold.

    The Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

    The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options

    The Fund may purchase call options. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

    The Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

    Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

    The Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts (defined below), as described in the Prospectus, by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

    Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Securities and Exchange Commission ("SEC") staff considers OTC options to be illiquid securities. The Fund will not purchase an OTC option unless the Fund believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

Interest Rate and Currency Futures Contracts

    The Fund may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

    The Fund will not enter into Futures Contracts for speculation and the Fund only will enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

    Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

    The Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

    An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

    Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures
Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

    As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of October Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in October, the "delivery month") by the purchase of another Futures Contract of October Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

    Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Fund, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

    The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

    "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund, in a segregated account with the Fund's custodian, in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

    If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Risks of Using Futures Contracts.

    The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

    There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

    Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

    Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash, U.S. government securities and other liquid, high grade debt securities equal in value to the current value of the underlying instrument less margin deposit.

    In the case of a Futures contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Fund to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.


Options on Futures Contracts

    Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

    As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

    To reduce or eliminate the leverage then employed by the Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

Forward Currency Contracts and Options on Currency

    A forward currency contract ("Forward Contract") is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may accept or make delivery of the currency at the maturity of the Forward Contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will utilize Forward Contracts only on a covered basis. The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

    Forward Contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Fund's Board of Trustees.

    The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund to sustain losses on these Contracts and transaction costs.

    At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second Contract entitling it to sell the same amount of the same currency on the maturity date of the first Contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first Contract and the offsetting Contract.

    The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase. Although Forward Contracts presently are not regulated by the CFTC, the CFTC, in the future, may assert authority to regulate Forward Contracts. In that event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.

Interest Rate and Currency Swaps

    The Fund usually will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors, collars and other derivative transactions are entered into for good faith hedging purposes, LMC, and the Fund believe that they do not constitute senior securities under the 1940 Act and, thus, will not treat them as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by LMC. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

                                  RISK FACTORS

Emerging Countries

    The Fund may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Political and Economic Risks

    Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

    An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

    Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

Religious and Ethnic Instability

    Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

Foreign Investment Restrictions

    Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.


Non-Uniform Corporate Disclosure Standards and Governmental Regulation

    Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, LMC will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Currency Fluctuations

    Because the Fund, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

    The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

    Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Adverse Market Characteristics

    Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S. and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. LMC will consider such difficulties when determining the allocation of the Fund's assets, although LMC does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

Non-U.S. Withholding Taxes

    The Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income. See "Taxes."


                             INVESTMENT RESTRICTIONS

    The Fund's investment policy, and the investment restrictions set forth below, may not be changed without the affirmative vote (defined as the lesser of: 67% of the shares represented at a meeting at which 50% of the outstanding shares are present or 50% of the outstanding shares) of the Fund's shareholders. These restrictions may be summarized as follows:

    The Fund shall not:

         (1)issue any senior security (as defined in the 1940 Act),  except that
            (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities to the extent permitted under applicable regulations; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, the interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;

         (2)borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements, and (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made.

         (3)underwrite securities of other issuers;

         (4)concentrate its investments in a particular industry to an extent greater than 25% of the value of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

         (5)invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options for hedging purposes, may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts. The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

         (6)make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 5% of the Fund's total assets may be invested in repurchase agreements;

         (7)purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

         (8)buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, Trustees or LMC as principal;

         (9)contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;

        (10)purchase or retain securities of an issuer when one or more of the officers and Trustees of the Fund or of the investment adviser, or a person owning more that 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

        (11)invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) except that such restriction shall not apply to 50% of the Fund's portfolio;

        (12)purchase any security if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

        (13)invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. LMC shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

        (14)invest in interest in oil, gas or other mineral exploration or development programs.

    The following investment policy of the Fund is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board of Trustees without shareholder approval. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the Fund's total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.


                             PORTFOLIO TRANSACTIONS

    Subject to policies established by the Fund's Board of Trustees, LMC is responsible for the execution of the Fund's portfolio transactions and the selection of broker/dealers that execute such transactions on behalf of the Fund. In executing portfolio transactions, LMC seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although LMC generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Fund may engage in soft dollar arrangements for research services, as described below, the Fund has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

    Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

    Consistent with the interests of the Fund, LMC may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to LMC for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by LMC under the Advisory Agreement (defined below). A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that LMC determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of LMC to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions.

    Investment decisions for the Fund and for other investment accounts managed by LMC are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases LMC believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

Portfolio Trading and Turnover

    The Fund engages in portfolio trading when LMC concludes that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Fund generally does not intend to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever LMC believes it is appropriate to do so, without regard to the length of time a particular security may have been held. The Fund anticipates that its portfolio turnover rate will exceed 100%. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of portfolio securities for the Fund for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly. The portfolio turnover rates for the Fund for the last three fiscal years were as follows:
1996, 71.83%, 1997, 117.94% and 1998, 45.26%.


                            VALUATION OF FUND SHARES

    As described in the Prospectus, the Fund's net asset value per share for each class of shares is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (currently, 4:00 Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing business time) on each business day the NYSE is open for business. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

    The Fund's portfolio securities and other assets are valued as follows:

    Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LMC deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuation represents fair value.
    Options  on  currencies  purchased  by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by LMC on that day.

    Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

    The fair value of any other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

    Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, management at the direction of the Board of Trustees, in good faith, will establish a conversion rate for such currency.

    European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value unless LMC, under the supervision of the Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.


         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    The Fund has entered into an investment advisory contract with LMC, P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. LMC, as such provides investment advice and in general conducts the management and investment program of the Fund under the supervision and control of the Trustees of the Fund.

    Pursuant to an investment advisory agreement, the Fund pays LMC an investment advisory fee of 1% of the Fund's average net asset value, after deduction of Fund expenses, if any, in excess of the expense limitations set forth below. The fees are computed on the basis of current net assets at the end of each business day and is payable at the end of each month.

    For the fiscal years ended  December 31, 1996, 1997 and 1998 the Fund paid
$30,004, $71,213 and          respectively,  in net investment advisory fees to
LMC.


Investment Adviser, Sub-Adviser, Distributor, and Administrator

    Lexington Management Corporation has agreed to voluntarily limit the total operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses, but including management fee and operating expenses) to an annual rate of 2.25% of the Fund's average net assets.

    Under the terms of the investment advisory agreement, LMC also pays the Fund's expenses for a trading function to place orders for the purchase and sale of portfolio securities for the Fund; office rent, utilities, telephone, furniture and supplies utilized at the Fund's principal office; salaries and payroll expenses of persons serving as officers or Trustees of the Fund who are also employees of LMC or any of its affiliates.

    Any of the other expenses incurred in the operation of the Fund shall be borne by the Fund, including, among other things, fees of its custodian, transfer and shareholder servicing agent; cost of pricing and calculating its daily net asset value and of maintaining its books and accounts required by the Investment Company Act of 1940; expenditures in connection with meetings of the Fund's Trustees and shareholders, except those called to accommodate LMC; fees and expenses of Trustees who are not affiliated with or interested persons of LMC; in maintaining registration of its shares under state securities laws or in providing shareholder and dealer services; insurance premiums on property or personnel of the Fund which inure to its benefit; costs of preparing and printing reports, proxy statements and prospectuses of the Fund for distribution to its shareholders; legal, auditing and accounting fees; fees and expenses of registering and maintaining registration of its shares for sales under Federal and applicable state securities laws; and all other expenses in connection with issuance, registration and transfer of its shares.

    If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which the

Fund's securities are offered as determined in the manner described above as of the close of business on each business day during such fiscal year, the aggregate of all such investment management fees shall be reduced by the amount of such excess but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year. The amount of any such reduction to be borne by LMC shall be deducted from the monthly investment advisory fee otherwise payable to LMC during such fiscal year; and if such amount should exceed such monthly fee, LMC agrees to repay to the Fund such amount of its investment management fee previously received with respect to such fiscal year as may be required to make up the deficiency no later than the last day of the first month of the next succeeding fiscal year. For purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of the Advisory Agreement.

    LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC's services are provided and investment advisory its fee is paid pursuant to an agreement which will automatically terminate if assigned and which may be terminated by either party upon 60 days' notice. The terms of the Agreement must be approved by shareholders of the Fund at the first annual meeting, and any renewal thereof as to the Agreement must be approved at least annually by a majority of the Fund's Board of Trustees, including a majority of Trustees who are not parties to the agreement or "interested persons" of such parties, as such term is defined under the Investment Company Act of 1940, as amended.

    LMC serves as investment adviser to other investment companies (see "Exchange Privilege") as well as private and institutional investment clients. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent company Piedmont Management Company Inc. These clients pay fees which LMC considers comparable to the fee levels for similarly served clients.

    LMC's accounts are managed independently with reference to applicable investment objectives and current security holdings, but on occasion more than one fund or counsel account may seek to engage in transactions in the same security at the same time. To the extent practicable, such transactions will be effected on a pro rata basis in proportion to the respective amounts of securities to be bought and sold for each portfolio, and the allocated transactions will be averaged as to price. While this procedure may adversely affect the price or volume of a given Fund transaction, the ability of the Fund to participate in combined transactions may generally produce better overall executions.

    LFD serves as distributor for Fund shares under a distribution agreement which is subject to annual approval by a majority of the Fund's Board of Trustees, including a majority who are not "interested persons."

    Of the Trustees, executive officers and employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Jamison, Kantor, Lavery and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Gilfillan, Lederer and Mosca (see "Management of the Trust") may also be deemed affiliates of LMC by virtue of being officers, Trustees or employees thereof. As of February 19, 1999, all officers and Trustees of the Fund as a group, were beneficial owners of less than 1% of the shares of the Fund.

    LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc. common stock.


                         TAX-SHELTERED RETIREMENT PLANS

    The Fund makes available a variety of Prototype Pension and Profit Sharing plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

         INDIVIDUAL RETIREMENT ACCOUNT ("Traditional IRA and ROTH IRA")

What's the Difference between a Traditional IRA and a Roth IRA?

    With a Traditional IRA, an individual can contribute up to $2,000 per year and may be able to deduct the contribution from taxable income, reducing income taxes. Taxes on investment growth and dividends are deferred until the money is withdrawn. Withdrawals are taxed as additional ordinary income when received. Non deductible contributions, if any, are withdrawn tax-free. Withdrawals before age 59-1/2 are assessed a 10% penalty in addition to income tax, unless an exception applies.

    With a Roth IRA, the contribution limits are essentially the same as Traditional IRA's, but there is no tax deduction for contributions. All dividends and investment growth in the account are tax-free. Most important with a Roth IRA: there is no income tax on qualified withdrawals from your Roth IRA. Additionally, unlike a Traditional IRA, there is no prohibition on making contributions to Roth IRAs after turning age 70-1/2, and there's no requirement that you begin making minimum withdrawals at that age.

    The following chart highlights some of the major differences between a Traditional IRA and a Roth IRA:


-----------------------------------------------------------------------------------------------------------
     Characteristics                     Traditional                                Roth
                                             IRA                                    IRA
-----------------------------------------------------------------------------------------------------------
Eligibility                   * Individuals (and their spouses)     * Individuals (and their spouses)
                                who receive compensation              who receive compensation
                              * Individuals age 70-1/2 and over     * Individuals age 70-1/2 may con-
                                may not contribute                    tribute
-----------------------------------------------------------------------------------------------------------
Tax Treatment Contributions   * Subject to limitations, contribu-   * No deduction permitted for
                                tions are deductible                  amounts contributed
-----------------------------------------------------------------------------------------------------------
Contribution Limits           * Individuals may contribute up to    * Individuals may generally con-
                                $2,000 annually (or 100% of           tribute up to $2,000 (or 100% of
                                compensation if less)                 compensation, if less)
                              * Deductibility depends on income     * Ability to contribute phases out
                                level for individuals who are         at income levels of $95,000 to
                                active participants in an             $110,000 (individual taxpayer)
                                employer-sponsored retirement         and $150,000 to $160,000 (mar-
                                plan                                  ried taxpayers)

                                                                    * Overall limit for contributions to
                                                                      all IRA's (Traditional and Roth
                                                                      combined) is $2,000 annually (or
                                                                      100% of compensation, if less)
-----------------------------------------------------------------------------------------------------------
Earnings                      * Earnings and interest are not         * Earnings and interest are not
                                taxed when received by your IRA         taxed when received by your IRA
-----------------------------------------------------------------------------------------------------------
Rollover/Conversions          * Individual may rollover amounts       * Rollovers from other Roth IRAs
                                held in employer-sponsored              or Traditional IRAs only
                                retirement arrangements               * Amounts rolled over (or con-
                                (401(k), SEP IRA, etc.) tax free        verted) from another Traditional
                                to Traditional IRA                      IRA are subject to income tax in
                                                                        the year rolled over or converted
                                                                      * Tax on amounts rolled over or
                                                                        converted in 1998 is spread over
                                                                        four year period (1998-2001)
-----------------------------------------------------------------------------------------------------------
Withdrawals                   * Total (principal + earnings) tax-     * Not taxable as long as a qualified
                                able as income in year                  distribution - generally, account
                                withdrawn (except for any prior         open for 5 years, and age 59-1/2
                                non-deductible contributions)         * Minimum withdrawals not
                              * Minimum withdrawals must                required after age 70-1/2
                                begin after age 70-1/2
-----------------------------------------------------------------------------------------------------------



    The minimum initial investment to establish a tax-sheltered plan is $250. Subsequent investments are subject to a minimum of $50 for each account.

SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individual's earned annual income (as defined in the Code) and in applying these limitations not more than $150,000 of "earned income" may be taken into account.


CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

    All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the Plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

    An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee to $12.00 charged by the Agent.


                                   TAX MATTERS

    The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

    Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

    In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

    Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during the year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

    The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Under Treasury Regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of swaps and certain caps and floors, under an alternative method contained in the regulations).

    The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a "QEF"), in which case it will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, for tax years beginning after December 31, 1997, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

    Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain in excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as ordinary income dividend.

    Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net shortterm capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark to market election) incurred after October 31 as if it had been incurred in the succeeding year.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (a call or a put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


Excise Tax on Regulated Investment Companies

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark to market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

 Fund Distributions

    The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they should not qualify for the 70% dividends-received deduction for corporate shareholders.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business stock" will be subject to tax.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain or unrealized appreciation in the value of assets held by the Fund distributions of such amounts to the shareholder will be taxable in the manner described above, although economically they constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the

Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions and the proceeds of redemption of shares, paid to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).


Sale or Redemption of Shares

    A shareholder will recognize gain or loss on a sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


Foreign Shareholders

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rate share of such foreign taxes which it is treated as having paid. A foreign shareholder generally would be exempt from U.S. federal income tax on gains realized on a sale or redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends, and any gains realized upon a sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

    In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


Effect of Future Legislation; Local Tax Considerations

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

    Rules of state and local taxation of ordinary income and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

                                DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, which provides that the Fund may pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

    Distribution payments will be made as follows: The Fund either directly or through the adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

    Quarterly, in each year that this Plan remains in effect, the Fund's Treasurer shall prepare and furnish to the Trustees of the Fund a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

    The Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Fund's Trustees and the Qualified Trustees (as defined below), cast in person at a meeting called for the purposes of voting on the Plan and (b) the outstanding voting securities of the Fund, as defined in
Section 2(a)(42) of the 1940 Act.

    The Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees of the Fund, including a majority of the Qualified Trustees cast in person at a meeting called for the purpose of voting such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval. All material amendments to this Plan must be approved by a vote of the Trustees of the Fund, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

    The Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.

    While this Plan shall be in effect, the selection and nomination of the "non-interested" Trustees of the Fund shall be committed to the discretion of the Qualified Trustees then in office.


             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the SEC and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.


                             MANAGEMENT OF THE FUND

    TheTrustees and executive officers of the Fund, their ages as of the Fund's most recent fiscal year-end and their principal occupations are set forth below:

+S.M.S. CHADHA  (60),  Trustee.  3/16  Shanti  Niketan,  New  Delhi  21,  India.
        Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ROBERTM. DEMICHELE (53), President and Chairman.  P.O. Box 1515, Saddle Brook,
        N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc., Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden & Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

+BEVERLEY C. DUER P.C., (68),   Trustee.  34  East  72nd  Street,  New York, New
        York, 10021. Private Investor; formerly Manager of Operations Research Department, CPC International, Inc.

*+BARBARA R. EVANS   (37),   Trustee.  5 Fernwood   Road,  Summit,  N.J.  07901.
        Private investor. Prior to May 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation.

*+LAWRENCE KANTOR (50),  Vice  President  and  Trustee. P.O. Box 1515,    Saddle
    Brook, N.J. 07663. Executive Vice President, Managing Director and Director, Lexington Management Corporation; Executive Vice President, Lexington Global Asset Managers, Inc.; Executive Vice President and Director, Lexington Funds Distributor, Inc.

+JERARD F. MAHER (52), Trustee. 300 Raritan Center Parkway,  Edison, N.J. 08818.
        General  Counsel,  Federal  Business Center;  Counsel,  Ribis,  Graham &
        Curtin.

+ANDREW M. McCOSH (57), Trustee.  12 Wyvern Park,  Edinburgh EH 92 JY, Scotland,
        U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland.

+DONALD B. MILLER  (71),  Trustee.   10725  Quail  Covey  Road,  Boynton  Beach,
        Florida 33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, C.E.O. and Director, Media General Broadcast Services (advertising firm).

+JOHNG. PRESTON  (65),  Trustee. 3  Woodfield  Road,  Wellesley,  Massachusetts.
        Associate Professor of Finance, Boston College, Boston, Massachusetts 02181.

*+DENIS P. JAMISON (50), Vice President and  Portfolio  Manager. P.O. Box  1515,
        Saddle  Brook,  N.J.  07663.  Senior Vice  President,  Director of Fixed
        Income Investment Strategy, Lexington Management Corporation. Mr. Jamison is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts.

*+RICHARD M. HISEY (39),  Vice  President and Treasurer.  P.O. Box 1515,  Saddle
    Brook, N.J. 07663. Chief Financial Officer, Managing Director and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.; Executive Vice President, General Manager - Mutual Funds and Chief Financial Officer, Lexington Global Asset Managers, Inc.

*+RICHARD J. LAVERY  (44), CLU  ChFC,  Vice   President.  P.O. Box 1515,  Saddle
        Brook,  N.J.  07663.   Senior  Vice  President,   Lexington   Management
        Corporation; Vice President, Lexington Funds Distributor, Inc.

*+JANICE A. CARNICELLI  (38),  Vice   President.  P.O. Box  1515,  Saddle Brook,
        N.J. 07663.

*+CHRISTIE  CARR-WALDRON  (30),  Assistant   Treasurer.  P.O.  Box 1515,  Saddle
        Brook, N.J. 07663. Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP.

*+CATHERINE DiFALCO (28),  Assistant  Treasurer.   P.O.  Box 1515, Saddle Brook,
        New Jersey 07663. Prior to October 1997, Manager, Fund Accounting.

*+SIOBHAN GILFILLAN (34),  Assistant  Treasurer,  P.O.  Box 1515,  Saddle Brook,
        N.J. 07663.

*+JOAN K. LEDERER (31),   Assistant  Treasurer.  P.O.  Box  1515,  Saddle Brook,
        N.J. 07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+SHERI MOSCA (34),  Assistant   Treasurer,  P.O. Box  1515, Saddle  Brook, N.J.
        07663.

*+PETER CORNIOTES (35),  Assistant  Secretary,  P.O.  Box  1515,  Saddle  Brook,
        N.J. 07663. Vice President and Assistant Secretary, Lexington Management Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*+ENRIQUE J. FAUST (37),  Assistant  Secretary,  P.O.  Box  1515, Saddle  Brook,
        N.J. 07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.

*"Interested person" and/or "affiliated person" of LMC as defined in the Investment Company Act of 1940, as amended.

      +Messrs.  Chadha,  Corniotes,  DeMichele,  Duer,  Faust,  Hisey,  Jamison,
       Kantor, Lavery, Maher, McCosh, Miller, Preston and Stowe and Mmes. Carnicelli, Carr, Curcio, DiFalco, Evans, Gilfillan, Lederer, and Mosca hold similar offices with some or all of the other registered investment investment companies advised and/or distributed by Lexington Management Corporation and Lexington Funds Distributor, Inc.

    The Board of Trustees met 5 times during the twelve months ended December 31, 1998, and each of the Trustees attended at least 75% of those meetings.


             Remuneration of Trustees and Certain Executive Officers

    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof up to a maximum of $9,000 per year for Directors living outside the U.S. and $6,000 per year for Directors living within U.S. Each Trustee who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by LMC. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves. Effective September 12, 1995 each Trustee receives annual compensation of $24,000. Prior to September 12, 1995, the trustees who were not employed by the Fund or its affiliates received annual compensation of $16,000.

    Set forth below is information regarding compensation paid or accrued during the period January 1, 1998 to December 31, 1998 for each Trustee:



-----------------------------------------------------------------------------------------------------
                           Aggregate           Total Compensation From       Number of Directorships
   Name of Director  Compensation from Fund     Fund and Fund Complex            in Fund Complex
-----------------------------------------------------------------------------------------------------
 S.M.S. Chadha              $1,712                     $27,068                          15
-----------------------------------------------------------------------------------------------------
 Robert M. DeMichele           0                         $0                             16
-----------------------------------------------------------------------------------------------------
 Beverley C. Duer           $2,045                     $35,518                          16
-----------------------------------------------------------------------------------------------------
 Barbara R. Evans              0                          0                             15
-----------------------------------------------------------------------------------------------------
 Lawrence Kantor               0                          0                             15
-----------------------------------------------------------------------------------------------------
 Jerard F. Maher            $1,712                     $30,518                          16
-----------------------------------------------------------------------------------------------------
 Andrew M. McCosh           $1,712                     $27,818                          15
-----------------------------------------------------------------------------------------------------
 Donald B. Miller           $1,712                     $27,818                          15
-----------------------------------------------------------------------------------------------------
 Francis Olmsted*           $1,400                     $16,800                         N/A
-----------------------------------------------------------------------------------------------------
 John G. Preston            $1,712                     $27,818                          15
-----------------------------------------------------------------------------------------------------
 Margaret W. Russell*       $1,456                     $23,228                          15
-----------------------------------------------------------------------------------------------------
 Philip C. Smith*           $1,280                     $19,200                         N/A
-----------------------------------------------------------------------------------------------------
 Francis A. Sunderland*     $1,200                     $16,800                         N/A
-----------------------------------------------------------------------------------------------------

*Retired

Retirement Plan for Eligible Directors/Trustees

    Effective September 12, 1995, the Trustees instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible

Trustee in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

    Retiring Trustees will be eligible to serve as Honorary Trustees for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

    Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1998, the estimated credited years of service for Trustees Chadha, Duer, Maher, McCosh, Miller and Preston are 3, 20, 3, 3, 24 and 20, respectively.

                  Highest Annual Compensation Paid by All Funds

            $20,000          $25,000          $30,000          $35,000

Years of
Service              Estimated Annual Benefit Upon Retirement

  15        $15,000          $18,750          $22,500          $26,250
  14         14,000           17,500           21,000           24,500
  13         13,000           16,250           19,500           22,750
  12         12,000           15,000           18,000           21,000
  11         11,000           13,750           16,500           19,250
  10         10,000           12,500           15,000           17,500


                          INVESTMENT RETURN INFORMATION

    For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total returns and yield. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

                                  P(l+T)n = ERV

              Where: P= a hypothetical initial payment of $1,000
                     T= average annual total return
                     n= number of years (1, 5 or 10)
                   ERV= ending  redeemable  value of a  hypothetical $1,000
                        payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Funds' Registration Statement. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

    The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC rules.

    Prior to January, 1995, the Fund was managed under a different investment objective. The Fund's average annual total return for the one, five and ten year and since inception (7/10/86), period ended December 31, 1997 are set forth in the table below:

                                                     Average Annual
               Period                                 Total Return
               ------                                 ------------
              1 year ended December 31, 1998 ............ 8.21%
              5 years ended December 31, 1998 ........... 7.65%
              10 years ended December 31, 1998 .......... 7.96%

    In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                       a-b
                         YIELD = 2[------6 - 1]
                                   (cd + 1)

          Where:a= dividends and interest earned during the period.
                b= expenses accrued for the period (net of reimbursement). c= the average daily number of shares outstanding during the period that were entitled to receive dividends.
                d= the maximum offering price per share on the last day of the period.

    Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is held by the Fund. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

    The Fund may also from time to time advertise its yield based on a 90-day period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

    Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                               SHAREHOLDER REPORTS

    Shareholders will receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders will receive annual financial statements audited by KPMG LLP, the Fund's independent auditors.


                                OTHER INFORMATION

    As of February 19, 1999, the following persons are known by fund management to have owned beneficially, directly or indirectly, five percent or more of the outstanding shares of the Lexington Global Income Fund: Smith Richardson Foundation, 60 Jesup Road, Westport, CT 06880, 34%.







 [1998 Audited Financial Statements and Auditor's Report to be inserted here.]

PART C.     OTHER INFORMATION
-------     -----------------

Item 24.  Financial Statements and Exhibits - List
          ----------------------------------------
     The Annual Report for the year ending December 31, 1998 was filed electronically on February 26, 1999 (as form type N-30D). Financial statements from this 1998 Annual Report have been included in the Statement of Additional Information.

                                             Page in the Financial
(a)   Financial statements:                  Statements Exhibit
---------------------------                  ---------------------

Report of Independent Auditors                        37
dated February 8, 1999

Statement of Net Assets (Including                   26-28
the Portfolio of Investments) at
December 31, 1998 (1)

Statement of Assets and Liabilities                   29
at December 31, 1998

Statement of Operations for the year                  30
ended December 31, 1998 (2)

Statements of Changes in Net Assets for               31
the years ended December 31, 1998 and 1997

Notes to Financial Statements                        32-36

Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

(1) Includes the information required by Schedule I.

(2) Includes the information required by the Statement of Realized Gain or Loss on Investments

ITEM 24. Financial Statements and Exhibits - List
         ----------------------------------------
(b) Exhibits:

1.     Declaration of Trust - Filed electronically 3/3/97 -
       Incorporated by reference

2.     By-Laws - Filed 5/20/86 - Filed electronically 3/3/97 -
       Incorporated by reference

3.     Not Applicable

4.     Rights of Holders - Filed electronically 3/2/98 -
       Incorporated by reference

5.     Investment Advisory Agreement between Registrant and
       Lexington Management Corporation - Filed electronically
       4/29/96 - Incorporated by reference

5a.    Sub-advisory Agreement between Lexington Management
       Corporation and MFR Advisors, Inc. - Filed electronically
       4/29/96 - Incorporated by reference

6.     Distribution Agreement between Registrant and Lexington
       Funds Distributor, Inc. - Filed electronically 3/3/97 -
       Incorporated by reference

7. Retirement Plan for Eligible Trustees - Filed electronically 3/2/98 - Incorporated by reference
8a.    Custodian Agreement between Registrant and
       Chase Manhattan Bank, N.A. - Filed electronically
       4/29/96 - Incorporated by reference

8b. Transfer Agency Agreement between Registrant and State Street Bank and Trust Company -
       Filed electronically 4/29/96 - Incorporated by reference

9.     Form of Administrative Services Agreement between
       Registrant and Lexington Management Corporation - Filed electronically 4/28/95 - Incorporated by reference

10. Opinion of Counsel as to Legality of Securities being registered - Filed electronically 3/2/98 - Incorporated by reference

11.    Consents
       (a) Consent of Counsel                            Filed electronically
       (b) Consent of Independent Auditors               Filed electronically

12.      Not Applicable

13.      Not Applicable

14.      Retirement Plans - Filed electronically 4/29/96 -
         Incorporated by reference

15. Distribution Plan under Rule 12b-1 and Related Agreements - Riled electronically 3/3/97 - Incorporated by reference

16.      Performance Calculation - Filed electronically 3/2/98 -
         Incorporated by reference

17.      Financial Data Schedule                         Filed electronically

Item 25. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------
  Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

  None.


Item 26. Number of Holders of Securities
         -------------------------------
  State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

  The following information is given as of February 19, 1999:

  Title of Class                    Number of Record Holders
  --------------                    ------------------------
  Shares of beneficial interest                     681
  (no par value)


Item 27. Indemnification
         ---------------
  State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

  Under the terms of the General Laws of the State of Massachusetts and the Trust's Restated Declaration of Trust, the Trust shall indemnify each of its Trustees to receive such indemnification (including those who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise), against all liabilities and expenses, including amounts paid in satisfaction of judgements, in compromise of fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other person, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of this being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misfeasance or reckless disregard of duties or gross negligence; provided, however, that as to any matter disposed of by a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent, decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent counsel approved by the Trustee to the effect that if the foregoing matter had been adjudicated they would likely have been adjudicated in favor of such Trustee, officer, employee or agent. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he may lawfully be titled; provided, however, that no Trustee, officer, employee or agent may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of Trust Property, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under the Declaration of Trust, provided that the indemnified Trustee, officer, employee or agent shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is entitled to such indemnification.


Item 28. Business and Other Connections of Investment Adviser
         ----------------------------------------------------
  Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

  See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").

Item 29. Principal Underwriters
         ----------------------
  (a)    Lexington Money Market Trust
         Lexington Growth and Income Fund, Inc.
         Lexington GNMA Income Fund, Inc.
         Lexington Global Income Fund
         Lexington Worldwide Emerging Markets Fund, Inc.
         Lexington Goldfund, Inc.
         Lexington Global Corporate Leaders Fund, Inc.
         Lexington Corporate Leaders Trust Fund
         Lexington Natural Resources Trust
         Lexington Strategic Investments Fund, Inc.
         Lexington Silver Fund, Inc.
         Lexington Convertible Securities Fund
         Lexington International Fund, Inc.
         Lexington Emerging Markets Fund, Inc.
         Lexington Crosby Small Cap Asia Growth Fund, Inc.
         Lexington SmallCap Fund, Inc.
         Lexington Troika Dialog Russia Fund, Inc.

29 (b)

                       Position and Offices           Position and
Name and Principal     with Principal                 Offices with
Business Address       Underwriter                    Registrant
------------------     --------------------           -------------

Peter Corniotes*       Assistant Secretary            Asst. Secretary

Lisa Curcio*           Vice President and             Vice President
                       Secretary                      and Secretary

Robert M. DeMichele*   Chief Executive Officer        Chairman of the
                       and Chairman                   Board and President

Richard M. Hisey*      Chief Financial Officer,       Vice President and
                       Vice President & Director      Treasurer

Lawrence Kantor*       Executive Vice President       Trustee & Vice
                       and Director                   President

Richard Lavery*        Vice President                 Vice President

Janice McInerney*      Assistant Treasurer            None


(c)
Not Applicable.

*P.O. Box 1515
 Saddle Brook, New Jersey  07663

Item 30.            Location of Accounts and Records
                    --------------------------------
     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

     The Registrant, Lexington Global Income Fund, Park
80 West -Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105.


Item 31.            Management Services
                    -------------------
     Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

     None.


Item 32.  Undertakings -
          -------------
     The Registrant, Lexington Global Income Fund, undertakes to furnish a copy of the Fund's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

     The Registrant will hold a meeting of its public shareholders, if requested to do so by the holders of at least 10 percent of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders.

                                    Registration No. 33-5827



             Securities and Exchange Commission

                   Washington, D.C.  20549



                          Exhibits

                         Filed With

                          Form N-1A




            LEXINGTON GLOBAL INCOME FUND

                        EXHIBIT INDEX



The following documents are being filed electronically as exhibits to this filing:


Consent of Counsel

Consent of Independent Auditors

Financial Data Schedule

Cover

                          SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 1st day of March, 1999.


                        LEXINGTON RAMIREZ GLOBAL INCOME FUND


                               /s/ Robert M. DeMichele
                        ___________________________________
                         By:   Robert M. DeMichele
                               Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                   Title                        Date



/s/Robert M. DeMichele      Chairman of the Board        March 1, 1999
_________________________   Principal Executive
Robert M. Demichele         Officer



/s/Richard M. Hisey         Principal Financial          March 1, 1999
_________________________   and Accounting Officer
Richard M. Hisey


/s/Lisa Curcio              Principal Compliance         March 1, 1999
_________________________   Officer
Lisa Curcio


*SMS Chadha                 Trustee                      March 1, 1999
_________________________
 SMS Chadha


*Beverley C. Duer, P.E.     Trustee                      March 1, 1999
_________________________
 Beverley C. Duer, P.E.


*Barbara M. Evans           Trustee                      March 1, 1999
_________________________
 Barbara M. Evans

Signature                    Title                         Date

*Lawrence Kantor             Trustee                     March 1, 1999
_________________________
 Lawrence Kantor


*Jerard F. Maher             Trustee                     March 1, 1999
_________________________
 Jerard F. Maher


*Andrew M. McCosh            Trustee                     March 1, 1999
_________________________
 Andrew M. McCosh


*Donald B. Miller            Trustee                      March 1, 1999
_________________________
 Donald B. Miller


*John G. Preston              Trustee                     March 1, 1999
_________________________
 John G. Preston


*Allen H. Stowe               Trustee                     March 1, 1999
__________________________
 Allen H. Stowe





*By: /s/Lisa Curcio
     _____________________
     Lisa Curcio
     Attorney-in-Fact